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THE NEIMAN MARCUS GROUP, INC.
(Name of Registrant as Specified in its Charter)

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THE NEIMAN MARCUS GROUP, INC.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

January 14, 2005

The 2005 annual meeting of shareholders of The Neiman Marcus Group, Inc. will be held at 8:00 a.m., Eastern Standard Time, on Friday, January 14, 2005, at the Marriott Boston Newton Hotel, 2345 Commonwealth Avenue, Newton, Massachusetts 02466. The proxy statement and proxy card from the Board of Directors are enclosed with this notice of annual meeting. The 2004 Annual Report, which is not part of the proxy soliciting material, is also enclosed.

The annual meeting is being held for the following purposes:

1.	To elect four Class B directors.

2.	To ratify the appointment of the accounting firm of Deloitte & Touche, LLP as the Company's independent auditors for the 2005 fiscal year.

3.	To approve The Neiman Marcus Group, Inc. 2005 Stock Incentive Plan.

4.	To consider one shareholder proposal.

5.	To transact other business that may properly come before the annual meeting or any adjournment or postponement of the meeting.

These items are fully described in the proxy statement, which accompanies this notice. Only shareholders of record at the close of business on November 17, 2004 will be entitled to vote at the annual meeting. To ensure that your vote is recorded promptly, please vote as soon as possible. Most shareholders have three options for submitting their vote: (1) via the Internet, (2) by phone, or (3) by mail. For further details, see "How to Vote" on page 3. If you have Internet access, we encourage you to record your vote on the Internet. It is convenient, and it saves processing time and costs.
The Board of Directors,

Brenda A. Sanders
Secretary

November 22, 2004

TABLE OF CONTENTS

THE NEIMAN MARCUS GROUP, INC.
One Marcus Square
1618 Main Street
Dallas, Texas 75201

PROXY STATEMENT

GENERAL INFORMATION REGARDING
ANNUAL MEETING

These proxy materials are being provided in connection with the solicitation by the Board of Directors of The Neiman Marcus Group, Inc. (the "Company," "Neiman Marcus," "we," or "us"), a Delaware corporation, of proxies to be voted at the 2005 annual meeting and at any adjournment or postponement.

The Company's annual meeting will be held on Friday, January 14, 2005, beginning at 8:00 a.m., Eastern Standard Time, at the Marriott Boston Newton Hotel, 2345 Commonwealth Avenue, Newton, Massachusetts 02466.

This Proxy Statement, form of proxy and voting instructions are first being mailed on or about November 22, 2004.

Record Date and Shareownership

If you complete and submit your proxy, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy card but do not fill out the voting instructions on the proxy card, the persons named as proxies will vote the shares represented by your proxy as follows:
-	FOR the election of the director nominees set forth in "Proposal 1: Election of Directors."

-	FOR ratification of the independent auditors set forth in "Proposal 2: Ratification of Selection of Independent Auditors."

-	FOR approval of The Neiman Marcus Group, Inc. 2005 Stock Incentive Plan set forth in "Proposal 3: Approval of the 2005 Stock Incentive Plan."

-	AGAINST the shareholder proposal concerning cumulative voting set forth in "Proposal 4: Proposal by a Shareholder Concerning Cumulative Voting."

Record holders of the Company's Class A Common Stock and Class B Common Stock at the close of business on November 17, 2004 will be entitled to one vote per share at the annual meeting. As of November 17, 2004, there were 29,372,487 shares of Class A Common Stock and 19,426,436 shares of Class B Common Stock issued, outstanding and entitled to vote. However, because only Class B directors are standing for election at the 2005 annual meeting, only holders of Class B Common Stock will be entitled to vote on the election of directors at this annual meeting. In all other matters being submitted to a vote of the shareholders at the annual meeting, holders of Class A Common Stock and Class B Common Stock will vote together as a single class.

To ensure that your vote is recorded promptly, please vote as soon as possible. Most shareholders have three options for submitting their votes: (1) via the Internet, (2) by phone, or (3) by mail. If you have internet access, we encourage you to record your vote on the Internet. When you vote via the Internet or by phone prior to the meeting date, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and therefore not be counted.

If you participate in The Neiman Marcus Group, Inc. Employee Savings Plan, your proxy will serve as a voting instruction for Fidelity Investments, the plan's record keeper. If Fidelity does not receive voting instructions for shares in your plan account, your shares will not be voted. You must submit your voting instructions for your shares to Fidelity by the close of business on January 10, 2005 to allow Fidelity time to receive your voting instructions and vote on behalf of the plan.

Revocation of Proxies
If your shares are held in your name, you may revoke your proxy at any time prior to the meeting date by:
-	written notice to the Corporate Secretary at The Neiman Marcus Group, Inc., One Marcus Square, 1618 Main Street, Dallas, Texas 75201;
-	timely delivery of a valid, later-dated proxy or a later-dated vote by telephone or the Internet; or
-	voting in person by ballot at the annual meeting.

Required Vote
Each share of Class A and Class B Common Stock outstanding on the record date will be entitled to one vote on each matter, other than the election of directors. Because only Class B directors are standing for election at the 2005 annual meeting, only holders of the Class B Common Stock will be entitled to vote on the election of directors. The four nominees for election to the Board of Directors who receive the most votes will be elected. Ratification of the Company's independent auditors, approval of The Neiman Marcus Group, Inc. 2005 Stock Incentive Plan (the "2005 Plan") and adoption of the shareholder proposal will each require an affirmative vote of the majority of the shares of Class A and Class B Common Stock present or represented by proxy at the annual meeting.

For the election of directors, withheld votes do not affect whether a nominee has received sufficient votes to be elected but will be counted in determining whether a quorum has been reached. For the purpose of determining whether the shareholders have approved matters other than the election of directors, abstentions are treated as shares present or represented by proxy and will be counted for the purpose of determining whether a quorum has been reached. Abstaining has the same effect as a negative vote. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their clients are not counted or deemed to be present or represented by proxy for the purpose of determining whether shareholders have approved that matter, but they are counted as present for the purpose of determining the existence of a quorum at the annual meeting if the broker returns a properly executed proxy. Please note that banks and brokers cannot vote on their clients' behalf on "non-routine" proposals, such as adoption of the 2005 Plan and the shareholder proposal included in this year's proxy statement.

Under Section 214 of the Delaware General Corporation Law, the addition of cumulative voting would require an amendment to our Certificate of Incorporation and shareholders must approve any such amendment. No such proposal to amend the Company's Certificate of Incorporation has been placed before the shareholders, but if it were, it would require the favorable vote of the holders of shares representing at least a majority of the issued and outstanding Class A Common Stock and Class B Common Stock voting as a single class.

HOW TO VOTE
Your vote is important. You can save the expense of a second mailing by voting promptly. Shareholders of record can vote by telephone, on the Internet or by mail, as described below. If you are a beneficial owner, please refer to your proxy card or the information forwarded by your bank, broker or other holder of record to see which options are available to you.

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The Internet and telephone voting procedures are designed to authenticate shareholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or the Internet, you do not need to return your proxy card.

Vote by Telephone
You can vote by calling the toll-free telephone number on your proxy card. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. If you are located outside the U.S. and Canada, see your proxy card for additional instructions.

Vote on the Internet
You can also choose to vote on the Internet. The website for Internet voting is www.eproxy.com/nmg. As with telephone voting, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you can also request electronic delivery of future proxy materials.

Vote by Mail
If you choose to vote by mail, simply mark your proxy, date and sign it, and return it in the postage-paid envelope provided.

Electronic Delivery of Proxy Materials and Annual Report
The notice of annual meeting and proxy statement and the 2004 Annual Report are available on our website at www.neimanmarcusgroup.com. Instead of receiving paper copies of the notice of annual meeting, Annual Report and proxy statement in the mail, shareholders can elect to receive an e-mail, including an electronic link to these documents. Opting to receive your proxy materials online will save the cost of producing and mailing documents to your home or business, and will also give you an electronic link to the proxy voting site.
Shareholders of Record.

If you vote on the Internet at www.eproxy.com/nmg, simply follow the prompts for enrolling in the electronic proxy delivery service. At any time in the future, you can enroll in the electronic proxy delivery service by going directly to www.melloninvestor.com and clicking on Investor ServiceDirectsm.

Beneficial Shareholders.

If you hold your shares in a brokerage account, you also may have the opportunity to receive copies of the Annual Report and proxy statement electronically. Please check the information provided in the proxy materials mailed to you by your bank or broker regarding the availability of this service.

Delivery of Documents to Shareholders Sharing an Address
In some cases, only one copy of our 2004 Annual Report and this proxy statement are being delivered to multiple shareholders sharing an address unless we have received contrary instructions. We will gladly deliver a separate copy of the 2004 Annual Report and this proxy statement to shareholders sharing an address upon written or oral request. If, on the other hand, you have received multiple copies of our 2004 Annual Report and this proxy statement and wish to receive a single copy in the future, we will gladly deliver one copy of our Annual Report and proxy statement upon written or oral request. Written requests should be sent to The Neiman Marcus Group, Inc., Attn: Secretary, One Marcus Square, 1618 Main Street, Dallas, Texas 75201. Oral requests should be made by calling our Investor Relations Department at (214) 743-7625.

Shareholder Account Maintenance
Our transfer agent is Mellon Investor Services LLP. All communications concerning accounts of shareholders of record, including address changes, name changes, inquiries as to requirements to transfer shares of Class A Common Stock or Class B Common Stock and similar issues can be taken care of by calling The Neiman Marcus Group Shareholder Services' toll-free number, 1-800-411-6657, or contacting Mellon through their website at www.melloninvestor.com.

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PROPOSAL 1: ELECTION OF DIRECTORS

The Company's Board of Directors is divided into three classes (Class I, Class II, and Class III). At each annual meeting, only one class of directors is elected for a three-year term. As stated in the Company's Restated Certificate of Incorporation, as amended, the holders of Class B Common Stock can elect at least 82 percent of the Company's Board of Directors and holders of the Class A Common Stock can elect 18 percent. The Company's Board of Directors currently consists of eleven members. One director is elected by the holders of the Class A Common Stock and ten directors are elected by holders of the Class B Common Stock. To ensure that there will be at least one Class A director at all times, the Company's Board of Directors may not consist of fewer than six members.

The four Class II directors listed below have been nominated by the Board of Directors to serve for a three-year term beginning at the 2005 annual meeting. Each of the nominees is currently a member of the Board of Directors. Unless you instruct otherwise, the persons named as proxies will vote all proxies received FOR the election of each nominee named below. Since all four nominees are Class B directors, only holders of Class B Common Stock are entitled to vote for the election of directors at this annual meeting. The Company has no reason to believe that any of the listed nominees will become unavailable for election, but if for any reason that should be the case, the proxies may be voted for substitute nominees.

The names and biographical information for the nominees for director and the directors who will continue to serve after the 2005 annual meeting are set forth below.

Recommendation of the Board
The Board recommends that you vote "FOR" the election of each of the following nominees:

NOMINEES FOR CLASS II DIRECTOR WHOSE TERMS EXPIRE IN 2008
Walter J. Salmon Class B Director Age 74 Director Since 1987

Stanley Roth Sr. Professor of Retailing (Emeritus since 1997), Graduate School of Business Administration, Harvard University; director of Stage Stores, Inc., Party City Corporation, and PetsMart, Inc.

Matina S. Horner Class B Director Age 65 Director Since 1993

Former Executive Vice President of the Teachers Insurance and Annuity Association - College Retirement Equities Fund (TIAA-CREF) and President Emerita of Radcliffe College since 1989; Trustee of NSTAR, an investor-owned electric and gas utility company; director of BlackRock Funds.

Brian J. Knez Class B Director Age 47 Director Since 1998

Managing Partner of Castanea Partners, Inc., a private equity investment firm, since 2001; Vice Chairman of the Company since May 2001; Co-Chief Executive Officer of the Company from May 1999 to May 2001; President and Co-Chief Executive Officer of Harcourt General, Inc. from November 1999 to July 2001; President and Co-Chief Operating Officer of Harcourt General, Inc. from January 1997 until November 1999; Co-Chief Executive Officer of Harcourt General, Inc. from May 1999 until July 2001; President (until November 1998) and Chief Executive Officer of Harcourt, Inc. prior thereto. Mr. Knez is the son-in-law of Richard A. Smith and the brother-in-law of Robert A. Smith.

Carl Sewell Class B Director Age 61 Director Since 2002

Chairman of Sewell Automotive Companies, a large company of automobile dealerships based in Dallas, Texas, where he began in 1967; Vice Chairman of the Board of Trustees of Southern Methodist University and member of the Executive Board of the Southern Methodist University Edwin L. Cox School of Business.

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CLASS I DIRECTORS WHOSE TERMS EXPIRE IN 2007
Richard A. Smith Class B Director Age 80 Director Since 1986

Chairman of the Board of the Company from 1999 to the present; Chairman and Chief Executive Officer of the Company from 1987 through 1991 and 1996 through 1999; Chairman and Chief Executive Officer of General Cinema Corporation from 1961 to 1991; Chairman of the Board of Harcourt General, Inc. (formerly General Cinema Corporation) from 1991 to 2001; and Chairman and Chief Executive Officer of GC Companies, Inc. from 1993 to 2001. In October 2000, GC Companies, Inc. filed a voluntary petition in the United States Bankruptcy Court for the District of Delaware under Chapter 11 of the Bankruptcy Code. Mr. Smith is the father of Robert A. Smith and the father-in-law of Brian J. Knez.

Robert A. Smith Class B Director Age 45 Director Since 1997

Managing Partner of Castanea Partners, Inc., a private equity investment firm, since 2001; Vice Chairman of the Company since May 2001; Co-Chief Executive Officer of the Company from May 1999 to May 2001; President and Chief Operating Officer of the Company from January 1997 until December 1998, and Group Vice President prior to January 1997. President and Co-Chief Executive Officer of Harcourt General, Inc. from November 1999 to July 2001; President and Co-Chief Operating Officer of Harcourt General, Inc. from January 1997 until November 1999; Co-Chief Executive Officer of Harcourt General, Inc. from May 1999 to July 2001. President and Chief Operating Officer of GC Companies, Inc. until October 2000. In October 2000, GC Companies, Inc. filed a voluntary petition in the United States Bankruptcy Court for the District of Delaware under Chapter 11 of the Bankruptcy Code. Mr. Smith is the son of Richard A. Smith and the brother-in-law of Brian J. Knez.

Paula Stern Class B Director Age 59 Director Since 2001

Chairwoman of The Stern Group, Inc., an international advisory firm in the areas of business and government strategy since 1988; former member of the President's Advisory Committee for Trade Policy and Negotiations (ACTPN) from 1993 to 2003; Commissioner of the U.S. International Trade Commission from 1978 to 1987 and Chairwoman from 1984 to 1986; director of Avon Products, Inc., Avaya, Inc. and Hasbro, Inc.

Gary L. Countryman Class B Director Age 65 Director Since 2002

Since 1963, Mr. Countryman has held various positions with Liberty Mutual Insurance Company, including President and Chief Operating Officer and Chairman of the Board and Chief Executive Officer; current Chairman Emeritus of Liberty Mutual Group; director of Bank of America; Trustee of NSTAR.

CLASS III DIRECTORS WHOSE TERMS EXPIRE IN 2006
Vincent M. O'Reilly Class A Director Age 67 Director Since 1997

Distinguished Senior Lecturer, Carroll School of Management, Boston College since October 1997; Executive Vice Chairman of Coopers & Lybrand prior thereto; director of Eaton Vance Corp. and Teradyne, Inc.

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John R. Cook Class B Director Age 63 Director Since 1998	Senior Vice President and Chief Financial Officer of the Company and of Harcourt General, Inc. from September 1992 to July 2001.

Burton M. Tansky Class B Director Age 66 Director Since 2001

President and Chief Executive Officer of the Company since May 2001; President and Chief Operating Officer from December 1998 until May 2001; Executive Vice President from February 1998 until December 1998 and Chairman and Chief Executive Officer of Neiman Marcus Stores from May 1994 until February 1998; Chairman and Chief Executive Officer of Bergdorf Goodman, a subsidiary of the Company, from 1990 until 1994; director of International Flavors & Fragrances Inc.

NAMED EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Karen W. Katz, age 47
President and Chief Executive Officer of Neiman Marcus Stores since December 2002. Ms. Katz served as President and Chief Executive Officer of Neiman Marcus Direct from May 2000 until November 2002; Executive Vice President of Neiman Marcus Stores from February 1998 until May 2000; and as Senior Vice President of Neiman Marcus Stores from September 1996 until February 1998.

Brendan L. Hoffman, age 36
President and Chief Executive Officer of Neiman Marcus Direct since December 2002. Mr. Hoffman served as Vice President of the Neiman Marcus Last Call Clearance Division from August 2000 to December 2002 and as a Divisional Merchandise Manager of Bergdorf Goodman, a subsidiary of the Company, from October 1998 to August 2000.

James J. Gold, age 40
President and Chief Executive Officer of Bergdorf Goodman since May 2004. Mr. Gold served as Senior Vice President, General Merchandise Manager of Neiman Marcus Stores from December 2002 to May 2004. He also served as Division Merchandise Manager of Neiman Marcus Stores from June 2000 to December 2002 and as Vice President of the Neiman Marcus Last Call Clearance Division from March 1997 to June 2000.

James E. Skinner, age 51
Senior Vice President and Chief Financial Officer since June 2001. Prior to joining the Company, Mr. Skinner served as Senior Vice President and Chief Financial Officer of Caprock Communications Corp. from August 2000 through December 2000. From 1994 until 2000, Mr. Skinner served as Executive Vice President, Chief Financial Officer and Treasurer of CompUSA Inc.

THE BOARD, BOARD COMMITTEES AND MEETINGS

The Company's Board of Directors currently consists of 11 members. Each member is nominated by the Nominating and Corporate Governance Committee and elected by the shareholders. The Board is the ultimate decision-making body of the Company except with respect to those matters reserved to the shareholders. The primary responsibilities of the Board are oversight, counseling and direction of the Company's management in the long-term interests of the Company and our shareholders. The Board is also responsible for hiring, overseeing and evaluating management, particularly the Chief Executive Officer. The positions of Chairman of the Board and Chief Executive Officer are held by separate persons to aid in the Board's oversight of management. In addition, the Board has designated Matina S. Horner as the Lead Independent Director. Board agendas include regularly scheduled sessions for the independent directors to meet without management present, and the Board's Lead Independent Director leads those sessions.

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The Board held six meetings during fiscal year 2004. All directors are expected to attend each meeting of the Board and the committees on which he or she serves, and are also expected to attend the annual shareholders' meeting. In fiscal year 2004, no director attended less than 75 percent of the meetings of the Board and committees on which he or she served. All directors except one attended the 2004 annual meeting.

Although the Board does not have a formal policy that seeks to limit the number of board seats held by an independent director, the Board's guideline of 100 percent attendance at meetings reflects the Board's expectation that each director will meet his or her commitments. The time commitments of directors vary substantially with regard to their individual involvement with their primary positions; their involvement with other commercial, charitable and other organizations; and otherwise. A director's involvement with other boards is just one factor to be considered in deciding if a director can devote the time and attention necessary to be an informed and effective director.

A majority of the Board are of independent directors. The Board has affirmatively determined that Matina S. Horner, Paula Stern, Gary L. Countryman, Carl Sewell, John R. Cook, Vincent M. O'Reilly, and Walter J. Salmon qualify as "independent" in accordance with the published listing requirements of the New York Stock Exchange (the "NYSE"). In addition, the Board has determined as to each independent director that no material relationships exist which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

The Board and its committees meet throughout the year on a set schedule, and also hold special meetings and act by written consent from time to time as appropriate. The Board has delegated various responsibilities and authority to different Board committees. Board members have access to all Company employees outside of Board meetings, and the Board has a program that encourages each director to visit Company facilities and meet with local management at those facilities.

Communications with the Board
A toll-free number, 866-493-1854, has been established whereby shareholders and other interested parties may communicate with the full Board, members of the Audit Committee, the non-management members of the Board, or any individual director, including the presiding director. Such communications should indicate to whom they are addressed. Any comments received that relate to accounting, internal accounting controls or auditing matters will be referred to the Chairman of the Audit Committee unless the communication is otherwise addressed. Parties may communicate anonymously and/or confidentially if they desire. All communications received will be collected by the General Counsel of the Company and forwarded to the appropriate director or directors.

Board Committees and Charters
The Board has established four standing committees to assist the Board in carrying out its duties: the Executive Committee, the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. Each of the Board committees has a written charter approved by the Board. Copies of each charter are posted on the Company's web site at www.neimanmarcusgroup.com under the "Investor Information" section. The members of the four standing committees are as follows:
Executive	Audit	Compensation	Nominating and Corporate Governance

Richard A. Smith, Chairman	Vincent M. O'Reilly, Chairman	Walter J. Salmon, Chairman	Matina S. Horner, Chairwoman
Robert A. Smith	Gary L. Countryman	Matina S. Horner	Paula Stern
Brian J. Knez	John R. Cook	Paula Stern	Gary L. Countryman
Walter J. Salmon	Carl Sewell	John R. Cook	Carl Sewell

Audit Committee. The Audit Committee is composed of four directors who qualify as "independent" under standards established by the U.S. Securities and Exchange Commission (the "SEC") and the corporate governance and other listing standards of the NYSE as in effect from time to time. The Board of Directors has determined that Vincent M. O'Reilly, Chairman of the Audit Committee, meets the definition of "audit committee financial expert" as such term is defined under the rules of the SEC. The Board of Directors has also determined that Gary L. Countryman, Carl Sewell, and John R. Cook possess the necessary level of financial literacy required to enable them to serve effectively as Audit Committee members. Mr. Cook was elected to serve as a member of the Audit Committee on September 21, 2004. No Audit Committee member serves on more than three audit committees of public companies. The Company maintains an Internal Audit Department to provide management and the Audit Committee with ongoing assessments of the Company's risk management processes and system of internal control.

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The Audit Committee met five times in full session and five times via teleconference during fiscal year 2004. The Audit Committee's primary duties and responsibilities include providing assistance to the Board of Directors in fulfilling its responsibilities with respect to the oversight of:
-	The quality and integrity of the Company's financial statements.
-	The independent auditor's qualifications and independence.
-	The Company's compliance with legal and regulatory requirements.
-	The performance of the Company's internal audit function.
-	The Company's internal controls and risk assessment.
-	The review of key business controls and risk areas, including the effective use of audit resources and the scope of the internal audit plan.
-	The appointment, compensation, oversight and dismissal of the Company's independent auditing firm.
-	The pre-approval of all auditing services and allowable non-audit services provided to the Company by our independent auditing firm.

Compensation Committee. The Compensation Committee is composed of four directors who qualify as "independent" under standards established by the SEC and the corporate governance and other listing standards of the NYSE as in effect from time to time. The Compensation Committee met five times in fiscal year 2004. John R. Cook was elected to serve as a member of the Compensation Committee on September 21, 2004. The Compensation Committee's primary duties and responsibilities include the following:
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The establishment of a compensation philosophy and policy which fairly rewards the executive officers and other key employees of the Company for performance benefitting the shareholders, and which effectively attracts and retains the executive resources necessary to successfully lead and manage the Company.

-	The administration of the Company's incentive compensation plans.
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The evaluation and approval of corporate goals and objectives relevant to the compensation of the CEO, and the determination, approval and recommendation to the Board of the CEO's compensation based on such evaluation.

-	The production of a Compensation Committee Report to be included in the Company's proxy statement, as required by the SEC.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is composed of four directors who qualify as "independent" under standards established by the SEC and the corporate governance and other listing standards of the NYSE as in effect from time to time. The Nominating and Corporate Governance Committee met one time during fiscal year 2004. The Nominating and Corporate Governance Committee's primary duties and responsibilities include the following:
-	The supervision and evaluation of issues relating to corporate governance, and the recommendation to the Board of appropriate governance policies and practices.
-	The recommendation to the Board of committee assignments for directors.
-	The annual review of succession planning with respect to the CEO and the senior officers.
-	The annual assessment of the Board's performance.
-	The identification, review and assessment of nominees for election as members of the Board of Directors and the recommendation of qualified nominees to the Board.
-	The administration and evaluation of the Company's Code of Ethics and Conduct.

The Nominating and Corporate Governance Committee does not solicit director nominations but will consider shareholder recommendations of nominees that meet the criteria set forth in the Company's Corporate Governance Guidelines for directors to be elected at the Company's 2006 annual meeting of shareholders if submitted to the Secretary of the Company at One Marcus Square, 1618 Main Street, Dallas, Texas 75201 no later than October 16, 2005.

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Executive Committee. The Executive Committee did not meet during fiscal year 2004. The bylaws of the Company give the Executive Committee the authority to manage the affairs of the Company as necessary between meetings of the Board of Directors. In practice, the Executive Committee meets infrequently and does not act except on matters that must be dealt with prior to the next scheduled Board of Directors' meeting. Corporate actions that may not be authorized by the Executive Committee include declaring a dividend, amending the Certificate of Incorporation or the bylaws, adopting an agreement of merger or consolidation or imposing a lien on substantially all of the assets of the Company.

Website Access. The charters of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee as well as our Corporate Governance Guidelines, Code of Ethics and Conduct and the Code of Ethics for Financial Professionals may be accessed through our website at www.neimanmarcusgroup.com under the "Investor Information" section. Requests by shareholders for printed copies may be made in writing to The Neiman Marcus Group, Inc., Attn: Investor Relations, One Marcus Square, 1618 Main Street, Dallas, Texas 75201.

CORPORATE GOVERNANCE GUIDELINES

The Board has formally adopted Corporate Governance Guidelines in order to assure that the Board will have the necessary authority and practices in place to review and evaluate the Company's business operations as needed and to make decisions that are independent of the Company's management. The Corporate Governance Guidelines set forth the practices the Board will follow with respect to, among other things, Board composition and selection, Board meetings and involvement of senior management, CEO performance and succession planning, Board committees, and director compensation. A summary of the Corporate Governance Guidelines is set forth below. The full text of these guidelines may be accessed through our website at www.neimanmarcusgroup.com under the "Investor Information" section.

Board Membership Criteria. The qualifications of all candidates for election to the Board of Directors shall be considered at the time the candidate is recommended for election by the Nominating and Corporate Governance Committee. The Company seeks individuals to serve as directors with the highest personal and professional character and integrity who have outstanding records of accomplishment in diverse fields of endeavor and who have obtained leadership positions in their chosen business or profession. These persons should have demonstrated exceptional ability and judgment and have substantial expertise and experience in areas relevant to the Company's operations.

Director Responsibilities. The responsibilities of the Board of Directors shall include, but not be limited by, the following:
-	Advise and provide direction to senior management on major issues facing the Company.
-	Select, compensate and evaluate the CEO.
-	Develop, monitor, and evaluate the CEO's succession plan.
-	Ensure that appropriate processes and controls are in place to promote compliance with applicable laws and the highest standards of business ethics.
-	Oversee the Company's strategic planning processes and initiatives.
-	Approve all material transactions and financings affecting the Company.
-	Evaluate the performance of the Board and its committees and make appropriate changes where necessary.

Service on Outside Boards. The Company has no fixed limit on the number of other boards on which a director may serve; however, the number of other board memberships shall be a consideration along with any other time commitments a prospective or current director may have in determining his or her ability to serve effectively on the Company's Board. These factors will also be considered at the time of the annual performance evaluation of the Board and its committees.

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Attendance and Advance Review of Materials. All directors of the Company are expected to maintain a good attendance record and familiarize themselves with the materials distributed prior to each Board or committee meeting. Absent special circumstances, such materials are provided at least three business days prior to the meeting, and earlier for major transactions.

Board Agendas. All directors shall be entitled to place items on agendas for Board meetings. Agendas for the meetings of committees of the Board are cleared by the chairpersons of the committees, and all committee members are entitled to place items on the agenda.

Director Access to Management and Independent Advisors. At the invitation of the Board, members of senior management shall attend Board meetings or portions thereof for the purpose of participating in discussions. Generally, presentations of matters to be considered by the Board are made by the manager responsible for that area of the Company's operations. Board members shall also have access to all other members of management and employees of the Company, provided however, that, except in unusual circumstances, Board members shall report any meeting or discussion with managers or employees to the CEO of the Company. Where necessary and appropriate, Board members shall be entitled to consult with independent legal, financial and accounting advisors to assist them in carrying out their duties and responsibilities to the Company and the shareholders.

Executive Sessions of Non-Management and Independent Directors. The non-management directors shall meet in executive session, without any member of management being present, at each regularly scheduled meeting of the Board. Independent directors shall meet in executive session at least once a year, or more often, as appropriate. The Chairperson of the Nominating and Corporate Governance Committee shall act as presiding director at each executive session.

CEO Evaluation and Succession Planning. The Board, assisted by the Nominating and Corporate Governance Committee, shall develop, monitor, evaluate and, if necessary, modify a succession plan for the CEO on at least an annual basis.

Separation of the Positions of Chairman and CEO. The positions of Chairman and CEO shall be held by separate individuals in order to aid in the Board's oversight of the Company's management.

Change in Job Responsibility. The Board does not believe that any director who retires or changes employment should necessarily tender his or her resignation from the Board. The Board and the Nominating and Corporate Governance Committee will evaluate whether the affected director continues to satisfy the Board's membership criteria in light of his or her new occupational status.

Director Compensation. The Company's senior management shall assist the Compensation Committee on a biennial basis in assessing the compensation of the Company's directors measured against comparable companies. Independent directors will receive no additional compensation, in the form of consulting fees or other specific benefits, beyond that provided for service on the Board.

Director Orientation and Continuing Education. Directors are provided extensive materials regarding the Company upon their initial election to the Board, including information regarding the Company, policies, and various administrative and legal matters. Other orientation and educational programs include presentations by industry experts and key management.

Evaluation of the Board and its Committees. The Nominating and Corporate Governance Committee will oversee an annual evaluation of the effectiveness of the Board and each committee, as well as the composition, practices and organization (including the Board and committee structure, membership and leadership) of the Board.

Shareholder Ratification of Independent Auditors. Shareholders of the Company will be given the opportunity to ratify the Board's selection of independent auditors for that current fiscal year.

Board Committees. The Board shall maintain at least four standing committees: The Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, and the Executive Committee. Each committee will perform such duties as may be assigned to it by the Board of Directors in compliance with the Company's bylaws and each committee's charter. The Audit, Compensation, and Nominating and Corporate Governance Committees shall (i) be composed entirely of independent directors, (ii) adopt a written charter setting forth their respective purposes, goals and responsibilities, and (iii) annually evaluate their respective performance. Each of the Audit, Compensation, and Nominating and Corporate Governance Committees shall also have the authority to engage outside experts, advisers and counsel.

10

Code of Ethics
The Board has adopted The Neiman Marcus Group, Inc. Code of Ethics and Conduct, as well as a separate Code of Ethics for Financial Professionals that applies to all financial employees including the Chief Executive Officer, the Chief Financial Officer and the Principal Accounting Officer. Both the Code of Ethics and Conduct and the Code of Ethics for Financial Professionals may be accessed through our website at www.neimanmarcusgroup.com under the "Investor Information" section.

Stock Ownership Guidelines
The Board has established minimum ownership guidelines with respect to the Company's Common Stock for all senior management personnel of the Company. Under these guidelines, the following officers, within the five year period commencing with the beginning of fiscal year 2003, will be required to own shares of the Company's Common Stock in the amounts specified below:

Name	Shares Required

Burton M. Tansky	153,000
Karen W. Katz	65,000
Brendan L. Hoffman	35,000
James J. Gold	35,000
James E. Skinner	35,000

At the end of fiscal year 2004, ownership guidelines have been achieved as follows: Mr. Tansky, 45.1 percent; Ms. Katz, 98.9 percent; Mr. Hoffman, 34.1 percent; Mr. Gold, 35.4 percent; and Mr. Skinner, 83 percent.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number of shares of Class A Common Stock and Class B Common Stock beneficially owned as of November 5, 2004 by:
-	each person or group of persons known by us to own beneficially more than five percent of the outstanding shares of either Class A Common Stock or Class B Common Stock;
-	each executive officer named in the Summary Compensation Table on page 22;
-	each director, nominee for director, and executive officer of the Company; and
-	all current executive officers and directors of the Company as a group.

Holders of Class A Common Stock have the right to elect up to 18 percent of the Board of Directors and holders of Class B Common Stock have the right to elect at least 82 percent of the Board of Directors. The Class A Common Stock and the Class B Common Stock are identical in all other respects. As of November 5, 2004, there were 29,281,596 shares of Class A Common Stock outstanding and 19,422,379 shares of Class B Common Stock outstanding.

11

	Class A Common Stock		Class B Common Stock

		Percentage		Percentage	Percentage of Total
Name of Beneficial Owner	Number (1)	of Class	Number (1)	of Class	Common Stock

Smith Family Group(2) c/o Richard A. Smith 1280 Boylston Street Chestnut Hill, MA 02467	127,385	*	6,038,586	31.1%	12.7%
Richard A. Smith(1)(2)	--	--	3,229,869	16.6%	6.6%
Nancy L. Marks(2) 57 River Street Wellesley, MA 02481	--	--	2,913,865	15.0%	6.0%
Gabelli Funds, LLC(3) One Corporate Center Rye, NY 10580	983,909	4.5%	2,824,948	14.5%	8.5%
Ariel Capital Management, Inc.(4) 200 E. Randolf Dr. Chicago, IL 60601	6,813,709	23.3%	--	--	14.0%
PRIMECAP Management Company(5) 225 South Lake Avenue Pasadena, CA 91101	2,640,439	9.0%	1,271,125	6.5%	8.0%
Neuberger Berman, LLC (6)	--	--	1,704,690	8.8%	3.5%
605 Third Avenue
New York, NY 10158
Southeastern Asset Management, Inc.(7)	2,481,400	8.5%	2,848,000	14.7%	10.9%
6410 Poplar Avenue Memphis, TN 38119
Vanguard/Primecap Fund (8)	2,246,800	7.7%	1,028,811	5.3%	6.7%
100 Vanguard Blvd. Malvern, PA 19355
Wellington Management	2,964,100	10.2%	--	--	6.1%
Company, LLP (9) 75 State Street Boston, MA 02109
The Hartford Series Fund, Inc. (10)	1,830,200	6.3%	--	--	3.8%
200 Hopmeadow Street
Simsbury, CT 06089
Robert A. Smith (2) (11)	63,402	*	367,459	1.9%	*
Brian J. Knez (2) (12)	63,983	*	366,145	1.9%	*
Burton M. Tansky (13)	451,725	1.5%	--	--	*
Karen W. Katz (14)	157,694	*	--	--	*
Brendan L. Hoffman (15)	21,558	*	--	--	*
James E. Skinner (16)	66,686	*	--	--	*
James J. Gold (17)	36,226	*	--	--	*
Matina S. Horner (18)	13,519	*	--	--	*
Vincent M. O'Reilly (18)	5,500	*	218	*	*
Walter J. Salmon (18)	14,642	*	--	--	*
Paula Stern (18)	5,100	*	--	*	*
John R. Cook (18)	2,480	*	3,000	*	*
Gary L. Countryman (18)	5,731	*	--	--	*
Carl Sewell (18)	1,902	*	5,000	*	*

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All current executive officers	773,679	2.6%	3,971,691	20.4%	9.7%
and directors as a group
(18 persons) (19)

*Less than 1%.

(1)

Unless otherwise indicated in the following footnotes, each shareholder referred to above has sole voting and dispositive power with respect to the shares listed. Certain of the shares included in the table have been counted more than once because of certain rules and regulations of the SEC. The total number of shares owned by, or for the benefit of, Richard A. Smith, Nancy L. Marks and members of their families is as shown for the "Smith Family Group." See Note 2. Mr. Smith disclaims beneficial ownership of 1,734,768 shares of Class B Common Stock held by various family trusts, foundations and companies. Mrs. Marks disclaims beneficial ownership of 1,219,962 shares of Class B Common Stock held by various family trusts, foundations and companies.

(2)

The Smith Family Group includes Richard A. Smith, Chairman of the Company; Nancy L. Marks, Mr. Smith's sister; Robert A. Smith, Co-Vice Chairman of the Company, and Brian J. Knez, Co-Vice Chairman of the Company, who are, respectively, the son and son-in-law of Richard A. Smith; other members of their families; and various family trusts, foundations and companies. Members of the Smith Family Group possess sole or shared voting power over all of the shares shown in the table.

The Smith Family Group has filed a Schedule 13D with the SEC which discloses that certain members of the Smith Family Group have entered into a stockholders agreement dated as of September 1, 1999 (the "Stockholders Agreement"). The Stockholders Agreement provides that members of the Smith Family Group holding a total of 5,897,710 shares of Class B Common Stock (representing 98 percent of the shares of Class B Common Stock beneficially owned by the Smith Family Group) are subject to a right of first offer pursuant to which any party to the Stockholders Agreement desiring to transfer such shares must first offer to sell such shares to the other parties to the Stockholders Agreement and, to the extent such parties do not buy all the shares, then to the Company.

(3)

The information reported with respect to the Class A and Class B Common Stock is based on a Schedule 13F, dated June 30, 2004, filed with the SEC by Gabelli Funds, Inc. and its affiliates (collectively, "Gabelli Affiliates"). The Gabelli Affiliates have shared voting power with respect to 39,800 shares and sole dispositive power with respect to 3,625,434 shares reported in the table.

(4)

The information reported with respect to the Class A Common Stock is based on Amendment No. 10 to Schedule 13G reporting information as of December 31, 2003, filed with the SEC by Ariel Capital Management, Inc., which has sole dispositive power with respect to 6,811,444 of the shares reported in the table and sole voting power with respect to 5,688,059 of the shares reported.

(5)

The information reported with respect to the Class A Common Stock is based on a Amendment No. 6 to Schedule 13G, dated September 30, 2004, filed with the SEC by PRIMECAP Management Company. PRIMECAP Management Company has sole dispositive power with respect to all of the shares reported in the table and sole voting power with respect to 535,539 shares. With respect to Class B Common Stock, the information reported is based on a Schedule 13F, dated June 30, 2004, filed with the SEC by PRIMECAP Management Company. PRIMECAP Management Company has sole voting power with respect to 194,648 shares, and no voting power with respect to 1,076,477 shares.

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(6)

The information reported is based on Amendment No. 4 to Schedule 13G, dated February 9, 2004, filed with the SEC by Neuberger Berman, LLC. Neuberger Berman, LLC has sole voting power with respect to 816,902 shares, shared voting power with respect to 737,000 shares, and shared dispositive power with respect to all the shares reported in the table.

(7)

The information reported with respect to the Class A Common Stock is based on Amendment No. 3 to Schedule 13G, dated February 6, 2004, filed with the SEC by Southeastern Asset Management, Inc. Southeastern Asset Management, Inc. has sole voting power with respect to 2,150,400 shares, shared voting with respect to 331,000 shares and sole dispositive power with respect to all of the shares listed in the table. With respect to Class B Common Stock, the information reported is based on Amendment No. 4 to Schedule 13G, dated February 6, 2004, filed with the SEC by Southeastern Asset Management, Inc. Southeastern Asset Management, Inc. has sole voting and dispositive power with respect to 515,500 shares and shared voting and shared dispositive power with respect to 2,332,500 shares.

(8)

The information reported with respect to the Class A Common Stock is based on Amendment No. 4 to Schedule 13G, dated February 4, 2004, filed with the SEC by Vanguard/Primecap Fund. With respect to Class B Common Stock, the information reported is based on Amendment No. 7 to Schedule 13G, dated February 4, 2004, filed with the SEC by Vanguard/Primecap Fund Inc. Vanguard/Primecap Fund. has sole voting power with respect to all the shares reported in the table.

(9)

The information reported is based on Amendment No. 3 to Schedule 13G, dated July 9, 2004, filed with the SEC by Wellington Management Company, LLP. Wellington Management Company, LLP has shared voting with respect to 2,955,800 shares and shared dispositive power with respect to all of the shares reported in the table.

(10)

The information reported is based on Amendment No. 1 to Schedule 13G, dated February 10, 2004, filed with the SEC by The Hartford Series Fund, Inc. The Hartford Series Fund, Inc. has shared voting and shared dispositive power with respect to all the shares reported in the table.

(11)

Includes 55,500 shares of Class A Common Stock that are subject to outstanding options exercisable within 60 days of November 5, 2004. Also includes 1,850 shares of restricted Class A Common Stock over which Mr. Smith has voting but not dispositive power. All of the shares reported by Mr. Smith are included in the shares owned by the Smith Family Group. See Note 2. Mr. Smith disclaims beneficial ownership of 13,173 shares of Class B Common stock held by various family trusts.

(12)

Includes 55,500 shares of Class A Common Stock that are subject to outstanding options exercisable within 60 days of November 5, 2004. Also includes 1,850 shares of restricted Class A Common Stock over which Mr. Knez has voting but not dispositive power. All of the shares owned by Mr. Knez are included in the shares owned by the Smith Family Group. See Note 2. Mr. Knez disclaims beneficial ownership of 360,858 shares of Class B Common stock held by his spouse and by various family trusts and foundations.

(13)

Includes 308,600 shares of Class A Common Stock that are subject to outstanding options exercisable within 60 days of November 5, 2004. Also includes 29,590 shares of restricted Class A Common Stock over which Mr. Tansky has voting but not dispositive power and 113,535 shares of restricted stock units over which Mr. Tansky has no voting and no dispositive power.

(14)

Includes 46,500 shares of Class A Common Stock that are subject to outstanding options exercisable within 60 days of November 5, 2004. Also includes 76,980 shares of restricted Class A Common Stock over which Ms. Katz has voting but not dispositive power, 23,080 shares of restricted stock units over which Ms. Katz has no voting and no dispositive power, and 1,089 shares of Class A Common Stock allocated to Ms. Katz under the Company's Employee Savings Plan as to which Ms. Katz shares voting power with the trustee.

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(15)

Includes 7,300 shares of Class A Common Stock that are subject to outstanding options exercisable within 60 days of November 5, 2004. Also includes 11,055 shares of restricted Class A Common Stock over which Mr. Hoffman has voting but not dispositive power and 1,731 shares of restricted stock units over which Mr. Hoffman has no voting and no dispositive power.

(16)

Includes 16,000 shares of Class A Common Stock that are subject to outstanding options exercisable within 60 days of November 5, 2004. Also includes 37,703 shares of restricted Class A Common Stock over which Mr. Skinner has voting but not dispositive power and 12,983 shares of restricted stock units over which Mr. Skinner has no voting and no dispositive power.

(17)

Includes 2,300 shares of Class A Common Stock that are subject to outstanding options exercisable within 60 days of November 5, 2004. Also includes 19,955 shares of restricted Class A Common Stock over which Mr. Gold has voting but not dispositive power and 12,983 shares of restricted stock units over which Mr. Gold has no voting and no dispositive power.

(18)

Dr. Horner, Dr. Stern, Mr. O'Reilly, Dr. Salmon, Mr. Countryman, Mr. Cook and Mr. Sewell each hold, respectively, 13,519; 5,100; 4,700; 4,700; 4,731; 2,480 and 1,902 common stock-based units which are included in the table. These directors do not have voting or dispositive power with respect to these common stock-based units. See "Executive and Director Compensation" beginning on page 21 of this proxy statement.

(19)

Includes (i) 496,100 shares of Class A Common Stock that are subject to outstanding options exercisable within 60 days of November 5, 2004, (ii) 191,652 shares of restricted Class A Common Stock over which individuals in the group have voting but not dispositive power, (iii) 216,669 shares of restricted stock units and stock-based units referred to in Note 18 above over which individuals in the group have no voting and no dispositive power, and (iv) 1,089 shares of Class A Common Stock allocated to an individual in the group under the Employee Savings Plan as to which such individual shares voting power with the trustee.

15

STOCK PRICE PERFORMANCE GRAPH

The following line graph compares the total cumulative return over five years on the Company's Class A Common Stock to the total cumulative return over the same period of the common stocks of companies in the Standard & Poor's 500 Index ("S&P 500") and an industry peer group consisting of:

-	Saks, Inc.
-	Federated Department Stores, Inc.
-	Tiffany & Co.
-	Nordstrom, Inc.

The graph assumes that the value of an investment in the Company's Class A Common Stock and each index was $100 at August 1, 1999, and that all dividends were reinvested. The graph uses the prices of the Company's Class A Common Stock for the period since the October 22, 1999 recapitalization of the Company which created two classes of common stock, Class A and Class B. Returns on the common stocks of the companies in the peer industry group index have been weighted annually at the beginning of each fiscal year to reflect relative stock market capitalization. The comparisons in this graph are not intended to be indicative of possible future performance of the Company's stock.

	1999	2000	2001	2002	2003	2004

The Neiman Marcus Group, Inc.	100.00	131.99	132.08	113.21	157.24	218.24
S&P 500	100.00	108.97	93.37	71.30	78.88	89.27
Peer Group	100.00	62.76	81.17	70.75	81.85	106.86

16

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The Compensation Committee (the "Committee") administers the Company's executive compensation program. The role of the Committee is to oversee the Company's compensation plans and policies, annually review and approve all executive officers' compensation decisions, and administer the Company's incentive compensation plans, including reviewing and approving stock option grants to senior officers, including the CEO. The Committee's charter reflects these various responsibilities, and the Committee and the Board periodically review and revise the charter. The Committee's membership is determined by the Board, upon recommendation of the Nominating and Corporate Governance Committee, and is composed entirely of independent directors, as defined under standards established by the SEC and the corporate governance and other listing standards of the NYSE in effect from time to time. The Committee meets at scheduled times during the year and also takes action by written consent. During fiscal year 2004, the Committee engaged the services of an outside consulting firm to assist them in administering the compensation program. During fiscal year 2004, Walter J. Salmon chaired the Committee and Matina S. Horner and Paula Stern served as members.

Compensation Philosophy and Objectives

The Company is committed to creating long-term shareholder value. The Committee believes that the compensation program for executives should be designed to attract and retain executives who possess the high-quality skills and talent necessary to operate the Company's business at a high level of efficiency and effectiveness. The compensation philosophy seeks to provide a strong link between an executive's total earnings opportunity and the short-term and long-term performance of the Company based on the achievement of predetermined financial targets and operational goals. The core principles underlying the framework for the program are:
-

Competitive Compensation Opportunities. The value will be based on survey information from recognized compensation consulting firms and will be targeted at levels that will attract, motivate, and retain a highly skilled work force and enable the Company to compete for the best talent.

-	Performance-Based Pay. A significant part of each executive's compensation is directly linked to accomplishing specific results that will create shareholder value in the short and long term.
-	Equity-Based Compensation. The Committee believes that an equity stake effectively aligns employee and shareholder interests and provides proper motivation for enhancing shareholder value.

Executive Compensation Components and Practices

The Company's executive compensation program consists of three key components: (1) base salary; (2) short-term incentives (annual bonus); and (3) long-term incentives (stock options, restricted stock, and purchased restricted stock). The policies and practices for determining executive compensation and specifically that of the Chief Executive Officer, Burton M. Tansky, are described below:

(1)

Base Salary.
Base salary for each of the executive officer positions is determined with reference both to (i) salary survey information from recognized compensation consulting firms, and (ii) other factors such as job responsibilities and scope, level of expertise and experience required, strategic impact of the position, overall business performance, and individual contributions. The salary survey information is used to establish benchmark amounts for both base salary and total cash compensation for each executive position. Comparisons are made to a broad range of domestic, publicly held retailing companies, including "upscale" specialty retailing companies. Because the Company competes for executive talent with a broad range of companies, the Committee does not limit its comparison information for compensation purposes to the companies included in the peer group in the Stock Performance Graph on page 15 of this Proxy Statement.

While the Committee uses the benchmarks described above as a reference point, a particular individual's base salary may vary from the benchmark depending on his or her salary history, experience, individual performance, guidelines established with respect to salary increases for the entire Company, and the subjective judgment of the Committee.

17

(2)

Annual Incentives
All executives are eligible to be considered for annual incentives. The annual bonus for executive officers is based on the Company's key financial and operational results as measured against targets for revenue, earnings (as measured by operational net income, earnings before interest and taxes, or other metrics) and certain qualitative measures of performance. Targets for these measures are established in advance and reviewed and approved by the Committee. The Committee also sets minimum thresholds that must be met before any awards can be paid. If that minimum level is not achieved, no annual bonuses are paid. The final award amount depends on the actual level of performance achieved in comparison to the targets; however, the Committee has the discretion to make adjustments to ensure that award payments reflect the operating results of the Company and are not inflated or deflated artificially.

Key Employee Bonus Plan. The Neiman Marcus Group, Inc. Key Employee Bonus Plan (the "Key Employee Bonus Plan") provides incentive compensation opportunities for key employees of the Company and its subsidiaries. Under the Key Employee Bonus Plan, participants designated by the Committee have the opportunity to receive incentive compensation awards based on the attainment of specific performance goals established by the Committee as of the beginning of each performance period. Participants may elect to receive all or a percentage of their annual incentive bonus in shares of Class A Common Stock ("Elected Common Stock") pursuant to The Neiman Marcus Group, Inc. 1997 Incentive Plan (the "1997 Incentive Plan"). Shares of Elected Common Stock are issued at the fair market value of the Company's Class A Common Stock on the date of the election. The stock election also entitles an executive to receive additional shares of the Company's Class A Common Stock in the future ("Deferred Common Stock") if the executive remains in the employment of the Company for a three-year period and does not otherwise dispose of the Elected Common Stock. The number of shares of Deferred Common Stock will be equal to 25 percent of the number of shares of Elected Common Stock and will not be issued until the three-year period has been completed. The Elected Common Stock is not subject to forfeiture and is fully transferable upon issuance. If the executive disposes of the Elected Common Stock, the Deferred Common Stock will be forfeited.

(3)	Long-Term Incentives

Long-term incentives, including stock options, restricted stock, restricted stock units, purchased restricted stock, and purchased restricted stock units, provide a mechanism to reward executive officers for maximizing long-term shareholder value. Grants of stock options and restricted stock are made annually under the 1997 Incentive Plan, which has been approved by the shareholders of the Company, including all amendments. If Proposal 3 is approved by the shareholders, the 2005 Stock Incentive Plan will replace the 1997 Incentive Plan and is intended to accomplish the same objectives.

Nonqualified Stock Options: All executives are eligible to be considered for nonqualified stock options granted annually. The size of the grant is determined by the Committee based on survey information from recognized compensation consulting firms and other factors such as job responsibilities and scope, level of expertise and experience required, strategic impact of the position, overall business performance, and individual contributions. Nonqualified stock options are granted with an exercise price equal to the fair market value of the Company's Class A Common Stock on the day of grant, become exercisable three years from the grant date, and continue to be exercisable until six years from the grant date.

Purchased Restricted Stock and Purchased Restricted Stock Units: With respect to a portion of the award of shares of Class A Common Stock granted to executive officers, the executive may elect to allocate the total number of shares awarded in 5 percent increments between shares of purchased restricted stock, purchased restricted stock units, nonqualified stock options, regular restricted stock, or restricted stock units. Shares of purchased restricted stock or purchased restricted stock units are purchased at 50 percent of the fair market value on the date of the election and held by the Company until the third anniversary date of the election. If the executive leaves the employment of the Company for any reason other than death or permanent disability, the shares may be repurchased by the Company at the lower of (i) the amount the executive paid for the shares, and (ii) the fair market value of the Class A Common Stock at the time of the cessation of the executive's employment. If an election is made to receive all or a portion of the total award in nonqualified stock options, the executive will receive a grant on a one-for-one basis in lieu of purchased restricted stock. Shares of regular restricted stock and restricted stock units are awarded at 30 percent of the award. Dividends are payable on shares of purchased restricted stock and purchased restricted stock units at the same rate as to all shareholders.

18

Restricted Stock and Restricted Stock Units. Restricted stock awards may be granted to executives in the form of retention restricted stock, regular restricted stock or restricted stock units. Retention restricted stock is awarded primarily for purposes of retention. Restrictions on retention restricted stock lapse 20 percent on the first through the fifth anniversary dates of the grant. Regular restricted stock and restricted stock units may be granted to executives in connection with an election pursuant to the purchased restricted stock. Restrictions lapse on regular restricted stock and restricted stock units three years from the anniversary date of the award. Dividends are payable on shares of restricted stock and restricted stock units at the same rate as to all shareholders.

Stock Ownership Guidelines

Because the Committee believes in linking the interests of management and shareholders, it has approved stockownership guidelines for the Company's executive officers. The holding guidelines specify a number of shares that the executive officers must accumulate and hold within a five-year period. The specific share requirements are based on a multiple of annual target total cash compensation ranging from 3X to 5X, with the higher multiples applicable to the Company's executive officers having the highest levels of responsibility.

Compensation of the Chief Executive Officer

The Committee's basis for compensation of the Chief Executive Officer, Burton M. Tansky, is based on the compensation philosophy discussed above. Mr. Tansky participates in the same executive compensation plans available to the other executive officers. For fiscal year 2004, the Committee set the base salary of Mr. Tansky at $1,250,000. He was granted a nonqualified option to purchase 76,000 shares of Class A Common Stock at an exercise price of $43.05 under the 1997 Incentive Plan. Additionally, Mr. Tansky was awarded 33,000 units of purchased restricted stock at $23.025 per unit, which represents 50 percent of the fair market value on the date of the award, and 8,100 units of restricted stock.

Mr. Tansky also received an incentive payment of $1,574,219 under the Key Employee Bonus Plan. The incentive payment was based on the Company's achievement of the maximum level of pre-tax performance goals established by the Committee for fiscal year 2004, but was paid in the current fiscal year.

The compensation level established for Mr. Tansky was in response to the Committee's and the Board's assessment of the Company's performance and accomplishments, as well as Mr. Tansky's position in the Company and the nature of his responsibilities and contributions. The Committee considered Mr. Tansky's performance in terms of the Company's success in meeting its performance targets, from both an operational and a financial standpoint, and in executing its strategic plan. The Committee also considered the Company's performance relative to its peers and competitors in the industry in evaluating Mr. Tansky's compensation.

Compliance with the Internal Revenue Code

Section 162(m) of the Internal Revenue Code (the "Tax Code") provides that compensation in excess of $1 million paid to certain executives officers is not deductible unless it is "performance-based." In order to qualify as performance-based under Section 162(m), compensation payments must be made pursuant to a plan that is administered by a committee of independent directors and must be based on achieving objective performance goals. In addition, the material terms of the plan must be disclosed to and approved by shareholders, and the Committee must certify that the performance goals were achieved before payments can be awarded.

19

The Committee continues to carefully consider the impact of this rule and has taken steps that are designed to comply with its provisions and to maximize the corporate tax deduction for performance-based compensation. During 1997, the Committee, the Board of Directors and shareholders of the Company approved the 1997 Incentive Plan. The 1997 Incentive Plan allows the Committee to award stock incentives and cash bonuses based on objective criteria. It is expected that stock options awarded under the 1997 Incentive Plan will generally be characterized as "performance-based" compensation and therefore will be fully deductible by the Company. In 2003, the Committee, the Board of Directors, and the shareholders approved the Key Employee Bonus Plan. The Key Employee Bonus Plan establishes performance criteria that are intended to qualify awards made under the Key Employee Bonus Plan to the named executive officers as performance-based awards. However, the Committee believes that in some instances it may be necessary to forsake a tax deduction in order to continue to attract and retain qualified executives.

COMPENSATION COMMITTEE

Walter J. Salmon, Chairman
Matina S. Horner
Paula Stern

EMPLOYMENT CONTRACTS AND CHANGE OF CONTROL ARRANGEMENTS

The Company has entered into Confidentiality, Non-Competition and Termination Benefits Agreements with each of Burton M. Tansky, Karen W. Katz, James E. Skinner, Brendan L. Hoffman and James J. Gold. These agreements entitle them to receive severance payments in the event their employment with the Company is terminated by the Company other than for cause or due to total disability or death. Mr. Tansky will have the right to receive an amount equal to two times his annual base salary at the time of termination, payable in 24 monthly installments. Ms. Katz and Messrs. Skinner, Hoffman, and Gold will have the right to receive an amount equal to one and one-half times their annual base salary at the time of termination, payable in 18 monthly installments. These amounts will also be paid to each of these officers if they resign because they are not permitted to continue in a comparable position following a change of control.

The Neiman Marcus Group, Inc. 1997 Incentive Plan (the "1997 Incentive Plan") provides that in the event of a change in control of the Company, all outstanding options and awards become fully vested and exercisable, unless such options and awards are replaced by comparable types of options and awards having a greater or at least substantially equivalent value, as determined by the Compensation Committee.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

Currently, and during fiscal year 2004, Mr. Tansky, President and Chief Executive Officer of the Company, has an outstanding loan balance under the Company's former Key Executive Stock Purchase Loan Plan (the "Loan Plan") in the amount of $369,253. The loan was used to exercise stock options and discharge tax liabilities, as provided in the Loan Plan. The loan bears interest at the annual rate of five percent, payable quarterly. Under the terms of the Loan Plan, loans become due and payable seven months after an employee leaves the Company. Effective July 30, 2002, the Loan Plan was terminated and the Company has not made any other loans to any executive officer or director under the Loan Plan, nor will the existing loan be modified in any material way. Interest on the outstanding loan to Mr. Tansky will continue to accrue and be payable quarterly until the loan is fully paid. No other executive officer, director or five percent security holder of the Company was indebted to the Company since the beginning of the Company's last fiscal year.

Gary L. Countryman, a director of the Company, is Chairman Emeritus of the Liberty Mutual Group. Liberty Mutual Company, a subsidiary of Liberty Mutual Group, underwrites some of the Company's insurance policies. These insurance policies contain terms which, in the judgment of management, are no less favorable than could be obtained from other insurance companies. During fiscal year 2004, the amount paid by the Company to Liberty Mutual Company did not exceed two percent of their consolidated gross revenues reported for the fiscal year ended December 31, 2003. As a result, the Board determined that the foregoing relationship did not impair Mr. Countryman's independence as a director.

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Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934 requires the directors and executive officers of the Company and persons who own more than 10 percent of any class of the Company's Common Stock to file with the SEC an initial report of ownership of the Company's stock on a Form 3 and reports of changes in ownership on a Form 4 or a Form 5. Persons subject to Section 16 are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file. Certain forms of indirect ownership and ownership of the Company's stock by certain family members are covered under these reporting requirements. As a matter of practice, the executive officers and directors are assisted by the Company in preparing initial ownership reports and reporting ownership changes.

Based solely on a review of the copies of such forms furnished to the Company, and on written representations from certain reporting persons, we believe that in fiscal year 2004, our directors, executive officers and greater than 10 percent beneficial owners met all Section 16(a) filing requirements.

EXECUTIVE AND DIRECTOR COMPENSATION

Director Compensation
Compensation for independent directors is a mix of cash and equity-based compensation. Independent directors do not receive consulting, advisory or other compensatory fees from the Company. As an employee director, Mr. Tansky receives no compensation for his service as a Board member. Richard A. Smith receives no compensation for his service as a Board member, committee chairman, or for his service as Chairman of the Board. Robert A. Smith and Brian J. Knez each receive $200,000 annually for their services as Co-Vice Chairmen of the Board, plus reimbursement for travel and incidental expenses.

Beginning with the second quarter of fiscal year 2004, each independent director was paid an annual retainer fee of $60,000. The chairman of the Audit Committee receives an additional $20,000 per year, and other committee chairs each receive an additional $15,000 per year. Board members do not receive per-meeting fees. The Board's current view is that attendance at all meetings is expected and a substantial amount of the Board's work is done in committee meetings and outside of formal meetings. Each independent director is also entitled to receive stock-based units in an amount equal to the value of the annual cash retainer. The number of stock-based units is calculated quarterly by dividing $15,000 (the amount of the quarterly cash retainer) by the trailing five-day average of the high and low price of the Class A Common Stock at the end of each fiscal quarter. Dividend equivalents in the form of additional units representing Class A Common Stock are credited to each independent directors' account on each dividend payment date equal to (i) the per-share cash dividend divided by the average of the high and low price of the Company's Class A Common Stock on the dividend payment date, multiplied by (ii) the number of units reflected in the independent director's account on the day before the dividend payment date. The value of each of the independent director's stock-based units will be payable only in cash when the independent director ceases to serve as a member of the Board of Directors of the Company. The stock-based units will be valued for payment by multiplying the applicable number of units by the average of the high and low price of the Company's Class A Common Stock during the last ten trading days before the date on which the value of the units is to be paid. These stock-based units do not carry voting or dispositive rights. Richard A. Smith, Robert A. Smith, Brian J. Knez, and Burton M. Tansky do not receive stock-based units.

Independent directors are offered the right to elect to receive all or a part of the cash portion of their fees on a deferred basis. If the deferred basis is elected, it may be in the form of cash with interest calculated at a rate equal to the average of the top rates paid by major New York banks on three-month negotiable certificates of deposit as quoted in the Wall Street Journal on the last business day of the fiscal quarter, or in the form of stock-based units, calculated on the basis of the trailing five-day average of the average of the high and low price of the Class A Common stock at the end of each fiscal quarter. Plan participants must irrevocably elect to receive the deferred funds either in a lump sum or in equal installments (not to exceed 10). Each cash installment (other than the first) shall accrue interest from the date of the first installment to the date on which such installment is paid, compounded quarterly. Dr. Horner and Mr. Countryman participated in the deferred compensation plan with respect to fees for fiscal year 2004, and they and other directors have participated in prior years.

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Compensation Interlocks and Insider Participation
All members of the Compensation Committee during fiscal year 2004 qualified as independent directors, and none of them were employees or former employees of the Company. During fiscal 2004, no executive officer of the Company served on the compensation committee (or equivalent), or the board of directors, of another entity whose executive officer(s) served on the Company's Compensation Committee or Board.

Executive Compensation
The following tables set forth the annual compensation for the Chief Executive Officer and the four other most highly compensated executive officers (the "Named Executive Officers") serving at the end of fiscal year 2004.

SUMMARY COMPENSATION TABLE

				Long-Term
				Compensation
	Annual Compensation			Awards (1)

				Restricted	Securities
				Stock	Underlying	All Other
Name and	Fiscal	Salary	Bonus	Awards	Options	Compensation
Principal Position	Year	($)	($)(2)	($)(3)	(#)	($)(4)

Burton M. Tansky	2004	1,250,000	1,574,219	1,132,830	76,000	76,665
President and Chief	2003	1,200,000	1,070,160	601,326	70,000	63,957
Executive Officer	2002	1,150,000	747,500	---	30,000	45,773

Karen W. Katz	2004	650,000	633,750	633,187	35,000	29,249
President and Chief	2003	650,000	325,537	403,921	45,000	23,171
Executive Officer	2002	475,000	190,000	---	25,000	14,357
Neiman Marcus Stores

James E. Skinner	2004	485,000	378,300	404,112	25,000	23,061
Senior Vice President and	2003	460,000	246,836	229,597	24,000	19,504
Chief Financial Officer	2002	425,000	170,000	---	20,000	1,080

Brendan L. Hoffman	2004	400,000	306,650	187,423	36,900	6,452
President and Chief	2003	350,000	112,840	147,605	22,400	6,142
Executive Officer	2002	185,000	37,000	---	5,000	---
Neiman Marcus Direct

James J. Gold	2004	400,000	174,425	312,121	21,500	416
President and Chief	2003	235,000	116,024	77,425	4,500	198
Executive Officer	2002	173,500	34,070	---	3,500	---
Bergdorf Goodman

(1)

Other than restricted stock, stock options and other equity-based awards that may be granted under the 1997 Incentive Plan, the Company does not have a long-term compensation program for our executive officers that includes long-term incentive payouts.

(2)			Bonus payments are reported with respect to the year in which the related services were performed.

(3)

Restricted shares are shares of Class A Common Stock that are subject to restrictions until vesting and that are subject to forfeiture if the employee leaves the Company. The amounts reported represent the dollar value of restricted stock awarded to each individual based on the closing market price of the Class A Common Stock on the date of the award. All awards of purchased restricted stock, restricted stock, purchased restricted stock units, and restricted stock units vest three years from the date of the award. All awards of restricted stock were made pursuant to the 1997 Incentive Plan. On October 24, 2003, Mr. Tansky was awarded 33,000 shares of purchased restricted stock and 8,100 shares of restricted stock (collectively the "Restricted Stock"). On June 16, 2004, Mr. Tansky's shares of Restricted stock were exchanged for an equal number of purchased restricted stock units and restricted stock units. The terms and conditions of the purchased restricted stock and restricted stock are the same for the purchased restricted stock units and restricted stock units except the units do not carry voting rights. Shares of purchased restricted stock were awarded in fiscal year 2004 at 50 percent of the market value on the date of the award. Restrictions lapse on the purchased restricted stock three years from the date of the award provided that the recipient is still employed by the Company on the date the restrictions lapse. If the recipient's employment by the Company is terminated for any reason other than death or disability prior to the date the restrictions lapse, shares will be repurchased by the Company at the lower of the price the employee paid for the shares or an amount equal to the number of shares multiplied by the average of the closing price of a share of Class A Common Stock on the NYSE over the ten most recent trading days preceding the date of termination of the recipient. Dividends on restricted stock are paid at the same rate as to other shareholders of the Company. On October 24, 2003, awards of restricted stock were made to the other Named Executive Officers in the following amounts: Karen Katz, 27,500 shares of purchased restricted stock; James E. Skinner, 14,625 shares of purchased restricted stock and 1,463 shares of restricted stock; Brendan L. Hoffman, 2,200 shares of purchased restricted stock and 2,970 shares of restricted stock; and James J. Gold, 6,500 shares of purchased restricted stock. On May 3, 2004, Mr. Gold also received an award of 3,300 shares of restricted stock.

As of the end of fiscal year 2004, the aggregate number of shares of restricted stock held by the Named Executive Officers, and the dollar value of such shares based on the closing market price of the Company's Class A Common Stock on July 30, 2004, was: Mr. Tansky - 69,150 ($2,761,755); Ms. Katz - 55,300 ($2,170,837); Mr. Skinner - 29,048 ($1,083,830); Mr. Hoffman - 11,190 ($527,859); and Mr. Gold - 12,300 ($521,302).

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(4)

The amounts reported include the cost to the Company of (a) matching contributions under the Company's Key Employee Deferred Compensation Plan, and (b) group life insurance premiums. For fiscal year 2004, such amounts for each of the Named Executive Officers were, respectively, as follows: Mr. Tansky - $66,752 and $9,913; Ms. Katz - $27,684 and $1,565; Mr. Skinner - $20,870 and $2,191, and Mr. Hoffman - $6,007 and $445. The amount for Mr. Gold is for group life insurance premiums only.

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants(1)

Name	Number of Securities Underlying Options Granted (#)	Percent of Total Options Granted to Employees in Fiscal Year (2)	Exercise or Base Price ($/Share)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term ($) (3)

					5%	10%
Burton M. Tansky	76,000	8.4	43.05	9/19/2009	1,112,725	2,524,393
Karen M. Katz	35,000	3.8	43.05	9/19/2009	512,439	1,162,550
James E. Skinner	25,000	2.7	43.05	9/19/2009	366,028	830,393
Brendan L. Hoffman	27,000	3.0	43.05	9/19/2009	395,310	896,824
	9,900	1.1	46.05	10/24/2009	155,048	351,751
James J. Gold	13,500	1.5	49.23	5/03/2010	226,029	512,783
	8,000	0.8	43.05	9/19/2009	117,129	265,726
(1)

Options granted during the 2004 fiscal year are nonqualified stock options to purchase shares of the Company's Class A Common Stock, become fully exercisable three years from the date of grant, and expire six years from the date of grant. All nonqualified stock options were granted pursuant to the 1997 Incentive Plan, include tax withholding rights, and were granted at the fair market value based on the closing price of the Class A Common Stock on the date of grant.

(2)						Based on a total of 901,150 shares subject to options granted to employees under the 1997 Incentive Plan during fiscal year 2004.

(3)						In accordance with SEC rules, the dollar amounts under these columns are not intended to forecast possible future appreciation, if any, of the Company's stock price.

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AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES
			Number of Securities Underlying Unexercised Options at July 31, 2004(#)		Value of Unexercised In-the-Money Options at July 31, 2004($)(1)

Name	Shares Acquired on Exercise (#)	Value Realized ($) (4)	Exercisable	Unexercisable	Exercisable	Unexercisable

Burton M. Tansky	----	----	262,000	489,200	7,141,575	11,743,010
Karen M. Katz	68,500	1,891,897	31,500	157,500	608,231	3,251,744
James E. Skinner	8,000	240,399	12,000	81,000	297,000	1,687,820
Brendan L. Hoffman	----	----	5,260	69,500	128,795	1,184,352
James J. Gold	7,200	113,965	----	30,900	----	391,025

PENSION PLAN TABLE

The Company maintains a funded, qualified pension plan known as The Neiman Marcus Group, Inc. Retirement Plan (the "Retirement Plan"). Most non-union employees over age 21 who have completed one year of service with 1,000 or more hours participate in the Retirement Plan, which pays benefits upon retirement or termination of employment. The Retirement Plan is a "career-average" plan, under which a participant earns each year a retirement annuity equal to 1 percent of his or her compensation for the year up to the Social Security wage base and 1.5 percent of his or her compensation for the year in excess of such wage base. Benefits under the Retirement Plan become fully vested after five years of service with the Company.

The Company also maintains a Supplemental Executive Retirement Plan (the "SERP"). The SERP is an unfunded, nonqualified plan under which benefits are paid from the Company's general assets to supplement Retirement Plan benefits and Social Security. Executive, administrative and professional employees (other than those employed as salespersons) with an annual base salary at least equal to a minimum established by the Company ($160,000 as of July 31, 2004) are eligible to participate. At normal retirement age (age 65), a participant with 25 or more years of service is entitled to payments under the SERP sufficient to bring his or her combined annual benefit from the Retirement Plan and SERP, computed as a straight life annuity, up to 50 percent of the participant's highest consecutive 60 month average of annual pensionable earnings, less 60 percent of his or her estimated annual primary Social Security benefit. If the participant has fewer than 25 years of service, the combined benefit is proportionately reduced. Benefits under the SERP become fully vested after five years of service with the Company.

The following table, which includes benefits under the Retirement Plan and the SERP, shows the estimated annual pension benefits payable to employees in various compensation and years of service categories. The estimated benefits apply to an employee retiring at age 65 in 2004 who elects to receive his or her benefit in the form of a straight line annuity. The amounts actually payable will be lower than the amounts shown below, since such amounts will be reduced by 60 percent of the participant's estimated primary Social Security benefit.

Estimated Annual Retirement Benefits
Under Retirement Plan and SERP

Final Average Pensionable	Total Years of Service

Earnings	5	10	15	20	25

$ 400,000	$ 40,000	$ 80,000	$120,000	$160,000	$200,000
600,000	60,000	120,000	180,000	240,000	300,000
800,000	80,000	160,000	240,000	320,000	400,000
1,000,000	100,000	200,000	300,000	400,000	500,000
1,200,000	120,000	240,000	360,000	480,000	600,000
1,500,000	150,000	300,000	450,000	600,000	750,000

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The following table shows the pensionable earnings and credited years of service for the Named Executive Officers as of July 31, 2004, and years of service creditable at age 65.

	Pensionable
	Earnings
	For Year Ended	Years of Service(2)
Name	July 31, 2004(1)	at July 31, 2004	at Age 65

Burton M. Tansky	$1,250,000	--(3)	23(3)
Karen M. Katz	650,000	19	37
James E. Skinner	485,000	3	17
Brendan L. Hoffman	400,000	6	35
James J. Gold	400,000	13	38

(1)

In computing the combined benefit under the Retirement Plan and SERP, "pensionable earnings" means, with respect to the Retirement Plan, base salary and any bonus and, with respect to the SERP, base salary only. The amounts shown above include base salary only.

(2)

The credited years of service set forth in the table reflect years of credited service under the Retirement Plan, which is a "career average plan" with no limitation on years of credited service. However, credited service under the SERP may not exceed 25 years.

(3)

For purposes of determining Mr. Tansky's retirement benefits under the SERP, Mr. Tansky will be credited with two times his years of service with the Company provided (i) he agrees not to compete with the Company for a period of three years following his retirement, (ii) the Company terminates his employment other than for cause, or (iii) he resigns under certain circumstances following a change of control of the Company; otherwise, Mr. Tansky's accrued service under the SERP will be calculated at 5/3 times his years of service if he retires after age 65 and in the normal manner in all other cases. Mr. Tansky is 66 years old.

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REPORT OF THE AUDIT COMMITTEE

In accordance with its written charter adopted by the Board of Directors (the "Board"), the Audit Committee of the Board (the "Audit Committee") assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During fiscal year 2004, the Audit Committee met five times in full session and five times via teleconference to review interim financial information contained in each quarterly earnings announcement and Form 10-Q with management, the internal auditors and independent auditors prior to public release. In addition, the Audit Committee Chairman, as a representative of the Audit Committee, reviewed with management the basis of forward looking statements, if any, contained in the Company's monthly revenue releases prior to their public release.

In discharging its oversight responsibility as to the audit process, the Audit Committee received from the independent auditors the written disclosures and letter required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees"; and discussed with the Company's independent auditors the independent auditor's independence, including the scope and impact of non-audit services provided by the independent auditors. The Audit Committee also discussed with management, the internal auditors, and the independent auditors the quality and adequacy of the Company's internal controls and the internal audit function's organization, responsibilities, budget and staffing. The Audit Committee reviewed with both the independent and the internal auditors their audit plans, audit scope, and identification of audit risks.

The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communications with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditor's examination of the financial statements. The Audit Committee also discussed the results of the internal audit examinations.

The Audit Committee discussed and reviewed the audited financial statements of the Company as of and for the fiscal year ended July 31, 2004, with management, the internal auditors and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

Based on the above-mentioned review and discussions with management, the internal auditors and the independent auditors, the Audit Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended July 31, 2004, for filing with the Securities and Exchange Commission. The Audit Committee also recommended the reappointment, subject to shareholder approval, of Deloitte & Touche as the independent auditors for the Company.

September 20, 2004	AUDIT COMMITTEE

Vincent M. O'Reilly, Chairman
Gary L. Countryman
Carl Sewell

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PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

Although Delaware law does not require that the selection by the Board of Directors of the Company's auditors be approved each year by the shareholders, the Board of Directors believes it is appropriate to submit its selection to the shareholders for their approval and to abide by the result of the shareholders' vote. The Board of Directors recommends that the shareholders ratify the appointment of Deloitte & Touche LLP as independent auditors to audit the financial statements of the Company for the fiscal year ending July 30, 2005.

Representatives of Deloitte & Touche LLP, the Company's independent auditors for fiscal year 2004, will be present at the annual meeting. Such representatives will have an opportunity to make a statement if they wish, and will be available to respond to appropriate questions from shareholders.

The Audit Committee has adopted policies and procedures for pre-approving all audit and permissible non-audit services performed by Deloitte & Touche LLP. Under these policies, the Audit Committee pre-approves the use of audit and audit-related services following approval of the independent auditors' audit plan. All services detailed in the audit plan are considered pre-approved. If, during the course of the audit, the independent auditors expect fees to exceed the approved fee estimate between 10 percent and 15 percent, those fees must be pre-approved in advance by the Audit Committee Chairman. If fees are expected to exceed the approved estimate by more than 15 percent, those fees must be approved in advance by the Audit Committee.

Other non-audit services of less than $50,000 that are not restricted services may be pre-approved by both the chief financial officer and the controller, provided those services will not impair the independence of the independent auditor. These services will be considered approved by the Audit Committee, provided those projects are discussed with the Audit Committee at its next scheduled meeting. Services between $50,000 and $100,000 in estimated fees must be pre-approved by the Chairman of the Audit Committee, acting on behalf of the entire Audit Committee. Services of greater than $100,000 in estimated fees must be pre-approved by the Audit Committee. All fee overruns will be discussed with the Audit Committee at the next scheduled meeting.

Principal Accountant Fees and Services

For the fiscal years ended July 31, 2004 and August 2, 2003, professional services were performed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates, which includes Deloitte consulting (collectively, "Deloitte & Touche").

Audit Fees
The aggregate fees billed for the audit of the Company's annual financial statements for the fiscal years ended July 31, 2004 and August 2, 2003 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q were $1,323,000 and $917,000, respectively.

Audit-Related Fees
The aggregate fees billed for audit-related services for the fiscal years ended July 31, 2004 and August 2, 2003 were $310,000 and $177,000, respectively. These fees related to accounting research and consultation, agreed upon procedures and attestation services for certain subsidiary companies for the fiscal years ended July 31, 2004 and August 2, 2003.

Tax Fees
The aggregate fees billed for tax services for the fiscal years ended July 31, 2004 and August 2, 2003 were $370,000 and $711,000, respectively. These fees related to tax compliance and planning for the fiscal years ended July 31, 2004 and August 2, 2003.

All Other Fees
The aggregate fees for services not discussed above were $7,000 for the fiscal year ended August 2, 2003. These fees related to consulting on benefit plans for the fiscal year ended August 2, 2003. No amounts for other services were billed for the year ended July 31, 2004.

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The Audit Committee has considered and concluded that the provision of permissible non-audit services is compatible with maintaining Deloitte & Touche's independence.

Recommendation of the Board
The Board of Directors recommends that you vote "FOR" the proposal to ratify the selection of Deloitte & Touche LLP as independent auditors for the fiscal year ending July 30, 2005.

PROPOSAL 3: APPROVAL OF THE NEIMAN MARCUS GROUP, INC. 2005 STOCK INCENTIVE PLAN

As shareholders, you are being asked to vote in favor of adopting The Neiman Marcus Group, Inc. 2005 Stock Incentive Plan, which was approved by the Board of Directors on September 21, 2004. If adopted, the 2005 Plan will replace the 1997 Incentive Plan and will become the sole plan for providing stock-based incentive compensation to eligible employees. We firmly believe that an equity compensation program is a necessary and powerful employee incentive and retention tool that benefits all of the Company's shareholders. The following summary of certain major features of the 2005 Plan is subject to the specific provisions contained in the full text of the 2005 Plan, set forth as Exhibit A.

Approval of the 2005 Plan is intended to enable the Company to achieve the following objectives:

(1)

The ability to utilize various equity vehicles, including stock options, restricted stock and restricted stock units, performance-based stock awards or stock appreciation rights, as deemed appropriate by the Compensation Committee and management, to maintain the Company's competitive ability to attract, retain, and motivate employees. A stock option is the right to purchase a certain number of shares of stock, at a certain exercise price, in the future. Restricted stock is a share award conditioned upon continued employment, the passage of time or the achievement of performance objectives. A restricted stock unit is the right to receive the market price of a share of stock, either in cash or in stock, in the future. A performance-based stock award is an award to receive cash or stock conditioned upon the satisfaction of certain performance criteria. A stock appreciation right is the right to receive the net of the market price of a share of stock and the exercise price of the right, either in cash or in stock, in the future. The Company has historically utilized stock options and restricted stock as the primary form of equity compensation. We intend to continue to use these forms of equity compensation, but may use other forms of equity compensation, including restricted stock units and stock appreciation rights, on a limited basis as necessary for the attraction, retention and motivation of key individuals.

(2)

The furtherance of many compensation and governance best practices. The 2005 Plan prohibits stock option repricing as well as the use of reload option grants, and contains no evergreen features (which provide for automatic replenishment of authorized shares available under a plan). If approved by the shareholders, the 2005 Plan will replace the existing 1997 Incentive Plan.

Background on Stock Compensation

The use of stock options and restricted stock have long been vital components of the Company's overall compensation philosophy, which is premised on the principle that any long-term pay-for-performance compensation should be closely aligned with shareholders' interests. Over the years, we believe that we have been very successful in achieving this objective through the use of stock options and restricted stock. Stock options align employees' interests directly with those of other shareholders, because an increase in stock price after the date of the award is necessary for eligible employees to realize any value, thus rewarding employees only upon improved stock price performance.

We also believe that stock options and restricted stock, the core of the Company's long-term employee incentive and retention program, have been very effective in enabling us to attract and retain the talent critical for a growth-focused company. The Company's general compensation philosophy is that total cash compensation should vary with the Company's performance in achieving financial and non-financial objectives, and that any long-term incentive compensation should be closely aligned with shareholders' interests.

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Without stock options and restricted stock, the Company would be forced to consider cash replacement alternatives to provide a market-competitive total compensation package necessary to attract, retain and motivate the employee talent necessary for the continued success of the Company. These cash replacement alternatives would then reduce the cash available for investment in innovation and technology. We intend to continue to use stock options and restricted stock as our primary means of providing equity compensation to key individuals. Although the 2005 Plan does provide the flexibility to use additional forms of equity compensation, we expect to use nonqualified stock options and various forms of restricted stock and restricted stock units as the primary forms of equity compensation.

We strongly believe that our equity compensation program and emphasis on creating long-term shareholder value have been integral to our success in the past and will be important to our future growth. Therefore, we consider approval of the 2005 Plan vital to the future success of the Company.

Purpose of the 2005 Plan

The 2005 Plan will allow the Company, under the direction of the Compensation Committee, to make grants of stock options, restricted stock, restricted stock units, performance-based stock awards, and stock appreciation rights (any of which may or may not require the satisfaction of performance objectives) to key employees and directors of the Company and our affiliates who, in the opinion of the Compensation Committee, are in a position to make a significant contribution to the success of the Company or our affiliates. The purpose of these awards is to attract and retain key individuals, further align employee and shareholder interests, and to closely link compensation with Company performance. The 2005 Plan will provide an essential component of the total compensation package, reflecting the importance that the Company places on aligning the interests of key individuals with those of our shareholders.

Key Terms

The following is a summary of the key provisions of the 2005 Plan.

Plan Term	January 1, 2005 to January 1, 2015.

Eligible Participants:

Key employees, directors and other individuals or entities providing services to the Company and our affiliates who, in the opinion of the Compensation Committee, are in a position to make a significant contribution to the success of the Company or our affiliates. As of November 5, 2004, there were approximately 129 employees and 7 non-employee directors who would be eligible to participate in the 2005 Plan.

Shares Authorized:

2,500,000 shares of Class A Common Stock, plus (i) all shares of Class A Common Stock that remain available for grant under the 1997 Incentive Plan as of the date the 2005 Plan is approved, (ii) shares of restricted stock that are forfeited to the Company, and (iii) shares remaining under an award that terminates without having been exercised in full.

Maximum Number of Shares to be Awarded:	400,000 shares of Class A Common Stock, subject to all awards granted to any one participant during any fiscal year.

250,000 shares of Class A Common Stock, subject to awards other than options and stock appreciation rights to any one participant in any one fiscal year.

20 percent of the total shares of Class A Common Stock authorized for awards under the 2005 Plan may be subject to awards of restricted stock, restricted stock units or other incentive awards payable in the form of Class A Common Stock that either require no purchase by the participant or do not condition vesting on the achievement of specified performance goals.

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50 percent of the total number of shares of Class A Common Stock authorized for awards may be issued in the form of incentive stock options.

Shares subject to performance awards that provide for a performance period longer than one fiscal year will be based on the annual maximum limits multiplied by the number of full fiscal years in the performance period.

Shares Authorized as a Percent of Outstanding Class A and Class B Common Stock:	7.7 percent as of November 5, 2004

Award Types:	(1) Non-qualified and incentive stock options
(2) Restricted stock
(3) Restricted stock units
(4) Performance awards
(5) Stock Appreciation Rights
(6) Other Incentive Awards

Award Terms:	The terms of awards will be specified by the Compensation Committee, although no options will be exercisable later than ten years after the date of grant.

Not Permitted:	(1) Granting stock options or stock appreciation rights at a price below fair market value on the date of grant.
(2) Repricing or reducing the exercise price of a stock option or stock appreciation right without shareholder approval.
(3) Reload grants (the automatic grant of additional options upon the exercise of the original grant).

Plan Administration and Discretionary Authority

The 2005 Plan will be administered by the Compensation Committee, which is made up entirely of independent directors. The Compensation Committee shall have the power (i) to interpret the 2005 Plan, (ii) determine eligibility, amount and nature of awards, and (iii) accelerate the exercise, vesting or payment of an award, and (iv) require participants to hold a stated number or percentage of shares acquired pursuant to an award for a stated period. The Compensation Committee shall also have authority with respect to all matters relating to the discharge of its responsibilities and the exercise of its authority under the 2005 Plan. Performance-based requirements will be considered in light of the Company's total compensation program and the significant level of pay-for-performance requirements already incorporated into our compensation practices.

Vesting and Exercise of Stock Options

The Compensation Committee will determine the time at which an option will vest and become exercisable, provided that, in most cases, an option will not vest sooner than one year after the date of grant. The exercise price of a stock option granted under the 2005 Plan shall not be less than the closing price of the Class A Common Stock on the date of grant. The closing price of the Class A Common Stock on November 5, 2004 was $67.13. No option shall be exercisable later than ten years after the date of grant. The exercise price of an option may be payable in cash, or, at the discretion of the Compensation Committee, with previously acquired nonforfeitable, unrestricted shares of Class A Common Stock that have been held by the participant for at least six months and have an aggregate fair market value at the time of exercise equal to the total exercise price, or a combination of such shares and cash.

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Restricted Stock and Restricted Stock Units

The Compensation Committee will determine the terms, conditions, and restrictions on restricted stock, including, without limitation, terms relating to vesting, purchase price, if any, and matching shares. Except under certain circumstances, the restricted period for shares of restricted stock will be for a minimum of three years. Subject to the terms and conditions of the award agreement, a participant holding restricted stock will have the right to receive dividends on the shares of restricted stock during the restricted period, to vote the restricted stock and enjoy all other shareholder rights with respect to such shares.

Similarly, the Compensation Committee will determine the terms, conditions, and restrictions on restricted stock units, including, without limitation, terms relating to vesting, purchase price, if any, matching units, and dividend rights. Upon the lapse of restrictions with respect to each restricted stock unit, the participant will be entitled to receive one share of Class A Common Stock or an amount of cash equal to the fair market value of one share of Class A Common Stock, as provided in the award agreement. Except under certain circumstances, the restricted period for shares of restricted stock units will be for a minimum of three years.

Performance-Based Stock Awards

Each award agreement for a performance award will set forth, among other things (i) the amount a participant may earn in the form of cash or shares of Class A Common Stock, (ii) the performance criteria and level of achievement versus such criteria that will determine the amount payable or number of shares of Class A Common Stock to be granted, issued, retained and/or vested, (iii) the performance period over which performance is to be measured, (iv) the timing of any payments to be made, and (v) restrictions on the transferability of the award. The performance measure(s) to be used for purposes of performance awards may be described in terms of objectives that are related to the individual participant or objectives that are Company-wide or related to a subsidiary, division, department, region, function or business unit of the Company in which the participant is employed.

Stock Appreciation Rights

The Compensation Committee will determine the time at which a stock appreciation right will vest and become exercisable, provided that, in most cases, a stock appreciation right will not vest sooner than one year after the date of grant. Generally, the exercise price of a stock appreciation right shall not be less than 100 percent of the fair market value of the Class A Common Stock on the date of grant and no stock appreciation right will be exercisable later than ten years after the date of the grant.

New Plan Benefits

The number of awards that will be received by or allocated to our executive officers, directors and employees under the 2005 Plan is undeterminable at this time.

Withholding Taxes

All applicable withholding taxes will be deducted from any payment made under the 2005 Plan. Payment of withholding taxes may be made by withholding shares of Class A Common Stock from any payment of Class A Common Stock due or by the delivery of previously acquired shares of Class A Common Stock, in either case having an aggregate fair market value equal to the amount of the required withholding taxes. No payment will be made and no shares of Class A Common Stock will be issued pursuant to any award made under the 2005 Plan until the applicable tax withholding obligations have been satisfied.

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Eligibility Under Section 162(m)

The Compensation Committee will establish the criteria under which a performance award made pursuant to the 2005 Plan shall satisfy Section 162(m) of the Tax Code. To the extent that awards are intended to qualify as "performance-based compensation" under Section 162(m), the performance criteria will be established in writing by the Compensation Committee based on one or more, or any combination, of the following performance goals:

-	Earnings or earnings per share (whether	-	Accomplishment of mergers, acquisitions,
	on a pre-tax, after-tax, operational or		dispositions, public offerings or similar
	other basis)		extraordinary business transactions
-	Return on equity	-	One or more operating ratios
-	Return on assets	-	Stock price
-	Revenues	-	Shareholder return
-	Sales	-	Market share
-	Expenses or expense levels	-	Cash flow
-	Inventory levels, inventory turn or	-	Net borrowing, debt leverage levels, credit
	shrinkage		quality or debt ratings
-	Capital expenditures	-	Net asset value per share
-	Economic value added

The maximum amount that may be paid in cash pursuant to performance awards granted to a participant in any one fiscal year that are intended to satisfy the Section 162(m) requirements is $2,000,000. If an award provides for a performance period longer than one fiscal year, the limit will be multiplied by the number of full fiscal years in the performance period. The Compensation Committee may reduce, but not increase, the amount payable and the number of shares to be granted, issued, retained or vested pursuant to a performance award.

Transferability

No award of incentive stock options or restricted stock during its restricted period may be sold, transferred, pledged, exchanged, or disposed of, except by will or the laws of descent and distribution. If provided in the award agreement, all other awards may be transferred by a participant to a permitted transferee.

Amendments

The Board may terminate, amend, or suspend the 2005 Plan, provided that no action may be taken by the Board without shareholder approval to:

(1)	Increase the number of shares that may be issued under the 2005 Plan.
(2)	Change the designation or class of persons eligible to receive awards.
(3)	Make any other change requiring approval to comply with applicable law.
(4)	Implement any amendment required to be approved by shareholders under NYSE rules.

The Board may not terminate, amend or suspend the 2005 Plan in any manner that will adversely affect in any material way any award previously granted without the consent of the participant holding the award.

Adjustments

In the event of a stock dividend, recapitalization, stock split, subdivision or consolidation of the Company's Class A Common Stock, or any similar event affecting the Company's Class A Common Stock, the Compensation Committee shall adjust the number and kind of shares available for grant under the 2005 Plan, and subject to the various limitations set forth in the 2005 Plan, the number and kind of shares subject to outstanding awards under the 2005 Plan, and the exercise or settlement price of outstanding stock options and of other awards.

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U.S. Tax Consequences

Stock option grants under the 2005 Plan may be intended to qualify as incentive stock options under Section 422 of the Tax Code or may be non-qualified stock options governed by Section 83 of the Tax Code. Generally, no federal income tax is payable by a participant upon the grant of a stock option and no deduction is taken by the Company. Under current tax laws, if a participant exercises a non-qualified stock option, he or she will have taxable income equal to the difference between the market price of the Class A Common Stock on the exercise date and stock option grant price. The Company will be entitled to a corresponding deduction on our income tax return. A participant will have no taxable income upon exercising an incentive stock option (except that alternative minimum tax may apply), and the Company will receive no deduction when an incentive stock option is exercised. The treatment for a participant of a disposition of shares acquired through the exercise of an option depends on how long the shares were held and on whether the shares were acquired by exercising an incentive stock option or a non-qualified stock option. The Company may be entitled to a deduction in the case of a disposition of shares acquired under an incentive stock option before the applicable holding periods have been satisfied.

Restricted stock and restricted stock units are governed by Section 83 of the Tax Code. Generally, no taxes are due when the award is initially made, but the award becomes taxable when it is no longer subject to a "substantial risk of forfeiture" (i.e., becomes vested or transferable). Income tax is paid on the value of the stock or units at ordinary rates when the restrictions lapse, and then at capital gain rates when the shares are sold.

As described above, awards granted under the 2005 Plan may qualify as "performance-based compensation" under Section 162(m) in order to preserve federal income tax deductions by the Company with respect to annual compensation required to be taken into account under Section 162(m) that is in excess of $1 million and paid to the Chief Executive Officer or one of the Company's four most highly compensated executive officers. To so qualify, options and other awards must be granted under the 2005 Plan by a committee consisting solely of two ore more "outside directors" (as defined under Section 162 regulations) and satisfy the 2005 Plan's limit on the total number of shares that may be awarded to any one participant during any fiscal year. In addition, for awards other than options to qualify, the grant, issuance, vesting or retention of the award must be contingent upon satisfying one or more of the performance criteria described above, as established by a committee consisting solely of two or more "outside directors" pursuant to the requirements of Section 162(m) of the Tax Code and the Section 162 regulations.

Recommendation of the Board
The Board of Directors recommends that you vote "FOR" The Neiman Marcus Group, Inc. 2005 Stock Incentive Plan.

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EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information regarding equity compensation plans approved by shareholders and equity compensation plans not approved by shareholders as of July 31, 2004.

Plan Category	Number of Securities to be Issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

	(a)	(b)	(c)

Equity compensation plans approved by security holders	3049,753 (1)	$33.40 (2)	1,800,000 (3)

Equity compensation plans not approved by security holders	30,950 (4)	$29.36	0

Total	3,347,061	$32.44	1,800,000

(1)

This number includes 2,964,805 shares issuable upon the exercise of options, 57,175 shares issuable upon the exercise of purchased restricted stock units and 27,773 shares issuable upon the exercise of restricted stock units. All shares are issuable under the 1997 Incentive Plan. Units of purchased restricted stock are purchased at 50 percent of the fair market value on the date of award. No monetary consideration is paid upon the exercise of purchased restricted stock units or restricted stock units. All units of restricted stock and purchased restricted stock are subject to possible forfeiture until restrictions lapse. Units of restricted stock and purchased restricted stock have not been included in the weighted-average exercise price calculation.

(2)	Calculation of weighted-average exercise price does not include units of restricted stock or purchased restricted stock.

(3)	All shares remain available for future issuance under the 1997 Incentive Plan.

(4)

Shares indicated remain issuable upon the exercise of stock options granted under the Company's 1987 Stock Incentive Plan which expired in 1997. Awards granted under the 1987 Stock Incentive Plan included stock options, stock appreciation rights and other stock-based awards.

PROPOSAL 4: PROPOSAL BY A SHAREHOLDER CONCERNING CUMULATIVE VOTING

Evelyn Y. Davis, Watergate Office Building, 2600 Virginia Avenue, N.W., Suite 215, Washington, D.C. 20037, the record owner of 150 shares of the Company's Class A Common Stock, has submitted for consideration at the annual meeting the proposal set forth below. Following the proposal is the shareholder's statement in support of her proposal, in the form received by the Company, and the statement of the Company's Board of Directors in opposition to the proposal.

"RESOLVED: That the shareholders of Neiman Marcus, assembled in Annual Meeting in person and by proxy, hereby request the Board of Directors to take the necessary steps to provide for cumulative voting in the election of directors, which means each stockholder shall be entitled to as many votes as shall equal the number of shares he or she owns multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single candidate, or any two or more of them as he or she may see fit."

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"REASONS: Many states have mandatory cumulative voting, so do National Banks. In addition, many corporations have adopted cumulative voting."

"Last year the owners of 15,599,851 shares, representing approximately 37 percent of shares voting, voted for this proposal."

"If you AGREE, please mark your proxy FOR this resolution."

Statement of the Board of Directors in Opposition

The Company's present system for election of directors, which is similar to that of most major publicly traded corporations, allows all shareholders to vote on the basis of their share ownership. The Board of Directors believes that the current voting system is most likely to produce an effective Board of Directors that will represent the interests of all the Company's shareholders. Cumulative voting, which permits relatively small groups of shareholders to elect directors to represent their particular interests or points of view, could result in the creation of an adversarial Board of Directors, where each director advocates the positions of the group responsible for his or her election rather than the positions which are in the best interests of the Company and all of the shareholders. The Board of Directors believes that a director must act, at all times in the best interests of all shareholders, rather than as a representative of any special interest group.

Approval of this advisory proposal requires a favorable vote of a majority of the shares present or represented at the annual meeting. On this proposal, abstentions will have the same effect as votes cast against the proposal and broker non-votes will have no effect. Providing for cumulative voting pursuant to Section 214 of the Delaware General Corporation Law would require an amendment to the Company's Certificate of Incorporation. No such proposal has been placed before the shareholders, but if it were, it would require the favorable vote of the holders of shares representing at least a majority of the issued and outstanding Class A Common Stock and Class B Common Stock voting as a single class.

Recommendation of the Board
The Board of Directors recommends that you vote "AGAINST" this shareholder proposal.

ADDITIONAL MEETING INFORMATION

Meeting Proposals.  There are no other matters that the Board intends to present, or has reason to believe others will present, at the annual meeting. If other matters are properly presented for voting at the annual meeting, the persons named as proxies will vote in accordance with their best judgment on such matters.

Proxy Solicitation.  The Company will bear the expense of soliciting proxies, and we have retained Innisfree M&A Incorporated for a fee of $15,000, plus reasonable expenses, to distribute and solicit proxies. Certain of our directors, officers and other employees, without additional compensation, may also solicit proxies personally or in writing, by telephone, e-mail or otherwise. We are required to request that brokers and nominees who hold stock in their names furnish the Company's proxy material to the beneficial owners of the stock and we must reimburse such brokers and nominees for the expenses of doing so in accordance with certain statutory fee schedules.

OTHER MATTERS

2006 Shareholder Proposals.  Shareholders, who, in accordance with SEC Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed in connection with the 2006 annual meeting Proxy Statement must submit their proposals so that they are received at the Company's principal executive offices no later than the close of business on July 25, 2005. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

In accordance with our bylaws, in order to be properly brought before the 2006 annual meeting, a shareholder's notice of the matter the shareholder wishes to present, or the person or persons the shareholder wishes to nominate as a director, must be delivered to the Secretary of the Company at our principal executives offices not less than 90 days before the first anniversary of the date of this year's annual shareholders' meeting. As a result, any notice given by a shareholder pursuant to these provisions of our bylaws (and not pursuant to the SEC's Rule 14a-8) must be received by October 16, 2005.

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To be in proper form, a shareholder's notice must include (a) the name and address, as they appear on the Company's books, of the shareholder who is submitting the proposal, and the name and address of the beneficial owner, if any, on whose behalf the proposal is made; (b) the number and class of shares of stock of the Company that are beneficially owned on the date of the notice by the shareholder, or the beneficial owner on whose behalf the proposal is made; (c) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to make such proposal; (d) a description of the business desired to be brought before the meeting and the reasons for making such proposal at the meeting; (e) any material interest of the shareholder of record and the beneficial owner, if any, on whose behalf the proposal is made; and (f) a statement as to whether such shareholder of record, and the beneficial owner, if any, intend to solicit proxies in support of such proposal.

Notices of intention to present proposals at the 2006 annual meeting should be addressed to The Neiman Marcus Group, Inc., Attn: Secretary, One Marcus Square, 1618 Main Street, Dallas, Texas 75201. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Director Recommendations/Nominations.  Nominees for director will be selected based on, among other things: (i) character and integrity; (ii) related business and management experience; (iii) familiarity with the business of the Company; (iv) freedom from conflicts of interest; (v) sufficient time to devote to the affairs of the Company; and (vi) reputation in the business community. In connection with the selection of nominees for director, due consideration will be given to the Board's overall balance of diversity of perspectives, backgrounds and experiences. Accordingly, the Nominating and Corporate Governance Committee will also consider factors such as experience as a director of a large public company and knowledge of particular industries.

Although not an automatic disqualifying factor, the inability of a candidate to meet the independence and other corporate governance standards of the NYSE and the SEC will be a significant negative factor in any assessment of a candidate's suitability.

The Nominating and Corporate Governance Committee, which is responsible for the nomination of candidates for appointment or election to the Company's Board of Directors, will continue to use a variety of means for identifying potential nominees for director, including the use of outside search firms and recommendations from current Board members and from shareholders. In determining whether to nominate a candidate, the Nominating and Corporate Governance Committee will consider the composition and capabilities of serving Board members, as well as additional capabilities considered necessary or desirable in light of existing Company needs.

One or more of the members of the Nominating and Corporate Governance Committee may interview, or have an outside search firm interview, a prospective candidate who is identified as having high potential to satisfy the expectations, requirements, qualities and responsibilities for Board membership. Prospective candidates may also be interviewed by other directors who are not members of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee may also elect to contact other sources, including persons serving on other boards with the candidate, as they deem appropriate. Reports from these interviews or from Board members with personal knowledge and experience with a candidate, resumes, information provided by other contacts and any other information deemed relevant by the Nominating and Corporate Governance Committee are then considered in determining whether a candidate should be nominated.

In considering whether to nominate directors who are eligible to stand for re-election, the Nominating and Corporate Governance Committee considers the quality of past director service, attendance at Board and committee meetings, compliance with the Company's Corporate Governance Guidelines, as well as whether the director continues to possess the qualities and capabilities considered necessary or desirable for director service, input from other Board members concerning the performance of that director and the independence of the director.

The Nominating and Corporate Governance Committee will consider candidates recommended by a Company shareholder. In general, candidates recommended by shareholders will be evaluated under the same process as candidates recommended by existing directors, Company officers or third-party search firms. However, the Nominating and Corporate Governance Committee will additionally seek and consider information concerning the relationship between a shareholder's recommended nominee and that shareholder to determine whether the nominee can effectively represent the interests of all shareholders. Except in unusual circumstances, the Nominating and Corporate Governance Committee will not evaluate a shareholder-recommended candidate unless and until the shareholder advises that the potential candidate has indicated a willingness to serve as a director, to comply with the expectations and requirements for Board service, and to provide all the information required to conduct an evaluation.

Form 10-K. A copy of the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 2004, including the financial statements and the financial statement schedules, if any, but not including exhibits, will be furnished at no charge to each person to whom a Proxy Statement is delivered upon the written request of such person addressed to The Neiman Marcus Group, Inc., Attn: Investor Relations, One Marcus Square, 1618 Main Street, Dallas, Texas 75201.

By Order of the Board of Directors,

Brenda A. Sanders
Secretary

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EXHIBIT A

THE NEIMAN MARCUS GROUP, INC.
2005 STOCK INCENTIVE PLAN

ARTICLE I. ESTABLISHMENT AND PURPOSE

1.1    Establishment and Purpose. The Neiman Marcus Group, Inc. ("NMG") hereby establishes The Neiman Marcus Group, Inc. 2005 Stock Incentive Plan, as set forth in this document. The purpose of the Plan is to attract and retain highly qualified individuals and to align the interests of key individuals with those of the stockholders of NMG. NMG is committed to creating long-term stockholder value. NMG's compensation philosophy is based on a belief that NMG can best create stockholder value if key employees, directors, and certain others providing services to the Company act and are rewarded as business owners. NMG believes that an equity stake through equity compensation programs effectively aligns employee and stockholder interests by motivating and rewarding long-term performance that will enhance stockholder value.

1.2    Effectiveness and Term. This Plan shall become effective as of January 1, 2005, subject to its approval by the holders of at least a majority of the shares of Common Stock present or represented and entitled to vote at the 2005 annual meeting of the stockholders of NMG duly held in accordance with applicable law. Unless terminated sooner by action of the Board pursuant to the provisions of Section 14.1, this Plan shall terminate on January 1, 2015.

ARTICLE II. DEFINITIONS

2.1    "Affiliate" means a "parent corporation" or a "subsidiary corporation" of NMG, as those terms are defined in sections 424(e) and (f) of the Code, respectively.

2.2    "Award" means an award granted to a Participant in the form of Options, SARs, Restricted Stock, Restricted Stock Units, Performance Awards or Other Incentive Awards, whether granted singly or in combination.

2.3    "Award Agreement" means a written agreement between NMG and a Participant that sets forth the terms, conditions, restrictions and limitations applicable to an Award.

2.4    "Board" means the Board of Directors of NMG.

2.5    "Cash Dividend Right" means a contingent right, granted in tandem with a specific Restricted Stock Unit Award, to receive an amount in cash equal to the cash distributions made by NMG with respect to a share of Common Stock during the period such Award is outstanding.

2.6    A "Change of Control" shall be deemed to have taken place for purposes of the Plan:

    (i)    upon the consummation of any transaction or series of transactions under which NMG is merged or consolidated with any other company, other than a merger or consolidation that would result in the stockholders of NMG immediately prior thereto owning voting securities immediately thereafter (either by the securities such stockholders owned immediately prior thereto remaining outstanding or by the securities such stockholders owned immediately prior thereto being converted into voting securities of the surviving entity) representing more than 50% of the combined voting power of the voting securities of NMG, the acquiring entity or such surviving entity, as the case may be, outstanding immediately after such merger or consolidation;

    (ii)    if any person or group (as used in Section 13(d) of the Exchange Act) (other than NMG, any trustee or other fiduciary holding securities under an employee benefit plan of NMG, or any company owned, directly or indirectly, by the stockholders of NMG in substantially the same proportions as their ownership of stock of NMG) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of securities of NMG representing more than 40% of (a) the shares of NMG's Class B Common Stock then outstanding or (b) the combined voting power (other than in the election of directors) of all voting securities of NMG then outstanding;

    (iii)   if, during any period of 24 consecutive months, individuals who at the beginning of such period constituted the Board, and any director whose election or nomination for election by NMG's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason (other than death or disability) to constitute at least a majority thereof; or

(iv) the complete liquidation of NMG or the sale or disposition by NMG of all or substantially all of NMG's assets, other than a liquidation of NMG into a wholly-owned subsidiary.

2.7    "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations.

2.8    "Committee" means the Compensation Committee of the Board or such other committee of the Board as may be designated by the Board to administer the Plan, which committee shall consist of two or more members of the Board, each of whom is both a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act and an "outside director" within the meaning of such term as contained in applicable regulations interpreting section 162(m) of the Code; provided, however, that with respect to the application of the Plan to Awards made to Outside Directors, "Committee" means the Board. To the extent that no Committee exists that has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or section 162(m) of the Code, such noncompliance with such requirements shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.

2.9    "Common Stock" means the Class A common stock of NMG, $.01 par value per share, or any stock or other securities of NMG hereafter issued or issuable in substitution or exchange for the Common Stock.

2.10    "Company" means NMG and any Affiliate.

2.11    "Dividend Unit Right" means a contingent right, granted in tandem with a specific Restricted Stock Unit Award, to have an additional number of Restricted Stock Units credited to a Participant in respect of the Award equal to the number of shares of Common Stock that could be purchased at Fair Market Value with the amount of each cash distribution made by NMG with respect to a share of Common Stock during the period such Award is outstanding.

2.12    "Effective Date" means the date this Plan becomes effective as provided in Section 1.2.

2.13    "Employee" means an employee of the Company; provided, however, that the term "Employee" does not include a nonemployee director or an individual performing services for the Company who is treated for tax purposes as an independent contractor at the time of performance of the services.

2.14    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

2.15    "Fair Market Value" means (a) if the Common Stock is listed on a national securities exchange, the closing price per share on a given date; (b) if the Common Stock is traded on an exchange or market in which prices are reported in terms of bid and asked prices, the average of the closing bid and asked prices for a share on a given date; and (c) if the Common Stock is not publicly traded at the time a determination of fair market value is required to be made hereunder, the determination of fair market value shall be made in good faith by the Committee.

2.16    "Fiscal Year" means the 52 or 53-week period ending on the Saturday nearest to July 31 of each year.

2.17    "Grant Date" means the date an Award is determined to be effective by the Committee upon the grant of such Award.

2.18    "Incentive Stock Option" means an Option that is intended to meet the requirements of section 422(b) of the Code.

2.19    "Matching Restricted Stock" shall have the meaning given such term in Section 9.2.

2.20    "Matching Restricted Stock Unit" shall have the meaning given such term in Section 10.2.

2.21    "NMG" means The Neiman Marcus Group, Inc., a Delaware corporation, or any successor thereto.

2.22    "Nonqualified Stock Option" means an Option that is not an Incentive Stock Option.

2.23    "Option" means an option to purchase shares of Common Stock granted to a Participant pursuant to Article VII. An Option may be either an Incentive Stock Option or a Nonqualified Stock Option, as determined by the Committee.

2.24    "Other Incentive Award" means an incentive award granted to a Participant pursuant to Article XII.

2.25    "Outside Director" means a "non-employee director" of NMG, as defined in Rule 16b-3.

2.26    "Participant" means an Employee, director, or other individual or entity that has been granted an Award; provided, however, that no Option or Award that may be settled in Common Stock may be issued to a Participant that is not a natural person.

2.27    "Performance Award" means an Award granted to a Participant pursuant to Article XI to receive cash or Common Stock conditioned in whole or in part upon the satisfaction of specified performance criteria.

2.28    "Permitted Transferee" shall have the meaning given such term in Section 15.4.

2.29    "Plan" means The Neiman Marcus Group, Inc. 2005 Stock Incentive Plan, as in effect from time to time.

2.30    "Purchased Restricted Stock" shall have the meaning given such term in Section 9.2.

2.31    "Purchased Restricted Stock Unit" shall have the meaning given such term in Section 10.2.

2.32    "Restricted Period" means the period established by the Committee with respect to an Award of Restricted Stock or Restricted Stock Units during which the Award remains subject to forfeiture.

2.33    "Restricted Stock" means a share of Common Stock granted to a Participant pursuant to Article IX that is subject to such terms, conditions, and restrictions as may be determined by the Committee.

2.34    "Restricted Stock Unit" means a fictional share of Common Stock granted to a Participant pursuant to Article X that is subject to such terms, conditions, and restrictions as may be determined by the Committee.

2.35    "Rule 16b-3" means Rule 16b-3 promulgated by the SEC under the Exchange Act, or any successor rule or regulation that may be in effect from time to time.

2.36    "Stock Appreciation Right" or "SAR" means a right granted to a Participant pursuant to Article VIII with respect to a share of Common Stock to receive upon exercise cash, Common Stock or a combination of cash and Common Stock, equal to the appreciation in value of a share of Common Stock.

ARTICLE III. PLAN ADMINISTRATION

3.1    Plan Administrator and Discretionary Authority. The Plan shall be administered by the Committee. The Committee shall have total and exclusive responsibility to control, operate, manage and administer the Plan in accordance with its terms. The Committee shall have all the authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the preceding sentence, the Committee shall have the exclusive right to: (i) interpret the Plan and the Award Agreements executed hereunder; (ii) decide all questions concerning eligibility for, and the amount of, Awards granted under the Plan; (iii) construe any ambiguous provision of the Plan or any Award Agreement; (iv) prescribe the form of Award Agreements; (v) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement; (vi) issue administrative guidelines as an aid to administering the Plan and make changes in such guidelines as the Committee from time to time deems proper; (vii) make regulations for carrying out the Plan and make changes in such regulations as the Committee from time to time deems proper; (viii) determine whether Awards should be granted singly or in combination; (ix) to the extent permitted under the Plan, grant waivers of Plan terms, conditions, restrictions and limitations; (x) accelerate the exercise, vesting or payment of an Award when such action or actions would be in the best interests of the Company; (xi) require Participants to hold a stated number or percentage of shares of Common Stock acquired pursuant to an Award for a stated period; and (xii) take any and all other actions the Committee deems necessary or advisable for the proper operation or administration of the Plan. The Committee shall have authority in its sole discretion with respect to all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan, including without limitation its construction of the terms of the Plan and its determination of eligibility for participation in, and the terms of Awards granted under, the Plan. The decisions of the Committee and its actions with respect to the Plan shall be final, conclusive and binding on all persons having or claiming to have any right or interest in or under the Plan, including without limitation Participants and their respective Permitted Transferees, estates, beneficiaries and legal representatives. In the case of an Award intended to be eligible for the performance-based compensation exemption under section 162(m) of the Code, the Committee shall exercise its discretion consistent with qualifying the Award for such exemption.

3.2    Liability; Indemnification. No member of the Committee, nor any person to whom it has delegated authority, shall be personally liable for any action, interpretation or determination made in good faith with respect to the Plan or Awards granted hereunder, and each member of the Committee (or delegatee of the Committee) shall be fully indemnified and protected by NMG with respect to any liability he may incur with respect to any such action, interpretation or determination, to the maximum extent permitted by applicable law.

ARTICLE IV. SHARES SUBJECT TO THE PLAN

    Available Shares.

    (a)    Subject to adjustment as provided in Section 4.2, the maximum number of shares of Common Stock that shall be available for grant of Awards under the Plan shall be 2,500,000 shares of Common Stock, plus (i) all shares of Common Stock that as of the date the Plan is approved by NMG's stockholders (the "Approval Date") remain available for grant of awards under The Neiman Marcus Group, Inc. 1997 Incentive Plan (the "1997 Plan") pursuant to Section 4.A. thereof, plus (ii) all shares of Common Stock that under the terms of the 1997 Plan become available for grant of awards thereunder after the Approval Date pursuant to Subsections 4.A.(i) through (v) thereof.

    (b)    The maximum number of shares of Common Stock that may be subject to all Awards granted under the Plan to any one Participant during a Fiscal Year is 400,000. The maximum number of shares of Common Stock that may be subject to Awards other than Options and SARs granted under the Plan to any one Participant during a Fiscal Year is 250,000. The maximum number of shares of Common Stock that may be subject to a Performance Award that provides for a performance period longer than one Fiscal Year shall be based upon the foregoing annual maximum limits multiplied by the number of full Fiscal Years in the performance period.

    (c)    The maximum number of shares of Common Stock that shall be available for Awards of Restricted Stock, Restricted Stock Units or Other Incentive Awards payable in the form of Common Stock that either require no purchase by the Participant or do not condition vesting upon achieving specified performance goals pursuant to Article XI is 20% of the total shares of Common Stock authorized for Awards hereunder.

(d) The maximum number of shares of Common Stock that may be issued in the form of Incentive Stock Options shall be 50% of the total number of shares authorized for Awards hereunder.

    (e)    Shares of Common Stock issued pursuant to the Plan may be original issue or treasury shares or a combination of the foregoing, as the Committee, in its sole discretion, shall from time to time determine.

4.2    Adjustments for Recapitalizations and Reorganizations.

    (a)    The shares with respect to which Awards may be granted under the Plan are shares of Common Stock as presently constituted, but if, and whenever, prior to the expiration or satisfaction of an Award theretofore granted, NMG shall effect a split, subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock in the form of Common Stock without receipt of consideration by NMG, the number of shares of Common Stock with respect to which such Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding shares, shall be proportionately increased, and, if applicable, the exercise price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares, shall be proportionately reduced, and, if applicable, the exercise price per share shall be proportionately increased.

    (b)    If NMG recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of an Award theretofore granted the Participant shall be entitled to receive (or to purchase, if applicable) under such Award, in lieu of the number of shares of Common Stock then covered by such Award, the number and class of shares of stock or other securities to which the Participant would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the Participant had been the holder of record of the number of shares of Common Stock then covered by such Award.

    (c)    In the event of changes in the outstanding Common Stock by reason of a reorganization, merger, consolidation, combination, separation (including a spin-off or other distribution of stock or property), exchange, or other relevant change in capitalization occurring after the date of grant of any Award and not otherwise provided for by this Section 4.2, any outstanding Awards and any Award Agreements evidencing such Awards shall be subject to (i) adjustment by the Committee in its sole discretion as to the number, price and kind of shares or other consideration subject to, and other terms of, such Awards to reflect such changes in the outstanding Common Stock, or (ii) in the case of a Change of Control transaction, if approved by the Committee in its sole discretion, replacement with a comparable Award pursuant to Article XIII.

    (d)    In the event of any changes in the outstanding Common Stock provided for in this Section 4.2, the aggregate number of shares available for grant of Awards under the Plan may be equitably adjusted by the Committee, whose determination shall be conclusive.

4.3    Adjustments for Awards. The Committee shall have sole discretion to determine the manner in which shares of Common Stock available for grant of Awards under the Plan are counted. Without limiting the discretion of the Committee under this Section 4.3, unless otherwise determined by the Committee, the following rules shall apply for the purpose of determining the number of shares of Common Stock available for grant of Awards under the Plan:

    (a)    Options and Restricted Stock. The grant of Options or Restricted Stock shall reduce the number of shares of Common Stock available for grant of Awards under the Plan by the number of shares of Common Stock subject to such an Award.

    (b)    SARs. The grant of SARs that may be paid or settled (i) only in Common Stock or (ii) in either cash or Common Stock shall reduce the number of shares available for grant of Awards under the Plan by the number of shares subject to such an Award; provided, however, that upon the exercise of SARs, the excess of the number of shares of Common Stock with respect to which the Award is exercised over the number of shares of Common Stock issued upon exercise of the Award shall again be available for grant of Awards under the Plan. The grant of SARs that may be paid or settled only for cash shall not affect the number of shares available for grant of Awards under the Plan.

    (c)    Restricted Stock Units. The grant of Restricted Stock Units (including those credited to a Participant in respect of a Dividend Unit Right) that may be paid or settled (i) only in Common Stock or (ii) in either cash or Common Stock shall reduce the number of shares available for grant of Awards under the Plan by the number of shares subject to such an Award; provided, however, that upon settlement of the Award, the excess, if any, of the number of shares of Common Stock that had been subject to such Award over the number of shares of Common Stock issued upon its settlement shall again be available for grant of Awards under the Plan. The grant of Restricted Stock Units that may be paid or settled only for cash shall not affect the number of shares available for grant of Awards under the Plan.

    (d)    Other Incentive Awards. The grant of a Performance Award or Other Incentive Award in the form of Common Stock or that may be paid or settled (i) only in Common Stock or (ii) in either Common Stock or cash shall reduce the number of shares available for grant of Awards under the Plan by the number of shares subject to such an Award; provided, however, that upon settlement of the Award, the excess, if any, of the number of shares of Common Stock that had been subject to such Award over the number of shares of Common Stock issued upon its settlement shall again be available for grant of Awards under the Plan. The grant of a Performance Award or Other Incentive Award that may be paid or settled only for cash shall not affect the number of shares available for grant of Awards under the Plan.

    (e)    Cancellation, Forfeiture and Termination. If any Award referred to in Sections 4.3(a), (b), (c), or (d) (other than an Award that may be paid or settled only for cash) is canceled or forfeited, or terminates, expires or lapses, for any reason, the shares then subject to such Award shall again be available for grant of Awards under the Plan.

    (f)    Payment of Exercise Price and Withholding Taxes. If previously acquired shares of Common Stock are used to pay the exercise price of an Award, the number of shares available for grant of Awards under the Plan shall be increased by the number of shares delivered as payment of such exercise price. If previously acquired shares of Common Stock are used to pay withholding taxes payable upon exercise, vesting or payment of an Award, or shares of Common Stock that would be acquired upon exercise, vesting or payment of an Award are withheld to pay withholding taxes payable upon exercise, vesting or payment of such Award, the number of shares available for grant of Awards under the Plan shall be increased by the number of shares delivered or withheld as payment of such withholding taxes.

ARTICLE V. ELIGIBILITY

    The Committee shall select Participants from those Employees, directors and other individuals or entities providing services to the Company that, in the opinion of the Committee, are in a position to make a significant contribution to the success of the Company. Once a Participant has been selected for an Award by the Committee, the Committee shall determine the type and size of Award to be granted to the Participant and shall establish in the related Award Agreement the terms, conditions, restrictions and limitations applicable to the Award, in addition to those set forth in the Plan and the administrative guidelines and regulations, if any, established by the Committee.

ARTICLE VI. FORM OF AWARDS

6.1    Form of Awards. Awards may be granted under the Plan, in the Committee's sole discretion, in the form of Options pursuant to Article VII, SARs pursuant to Article VIII, Restricted Stock pursuant to Article IX, Restricted Stock Units pursuant to Article X, Performance Awards pursuant to Article XI, and Other Incentive Awards pursuant to Article XII, or a combination thereof. All Awards shall be subject to the terms, conditions, restrictions and limitations of the Plan. The Committee may, in its sole discretion, subject any Award to such other terms, conditions, restrictions and/or limitations (including without limitation the time and conditions of exercise, vesting or payment of an Award and restrictions on transferability of any shares of Common Stock issued or delivered pursuant to an Award), provided they are not inconsistent with the terms of the Plan. The Committee may, but is not required to, subject an Award to such conditions as it determines are necessary or appropriate to ensure than an Award constitutes "qualified performance based compensation" within the meaning of section 162(m) of the Code and the regulations thereunder. Awards under a particular Article of the Plan need not be uniform, and Awards under more than one Article of the Plan may be combined in a single Award Agreement. Any combination of Awards may be granted at one time and on more than one occasion to the same Participant. An Award Agreement may provide that a Participant may elect to defer receipt of income attributable to the exercise or vesting of an Award.

6.2    No Repricing. Except for adjustments made pursuant to Section 4.2, the exercise price for any outstanding Option or SAR shall not be decreased after the Grant Date, nor may any outstanding Option or SAR be surrendered to NMG as consideration for the grant of a new Option or SAR with a lower exercise price without the approval of a majority of the stockholders of NMG.

6.3    No Reload Rights. Options shall not contain any provision entitling the Participant to an automatic grant of additional Options in connection with any exercise of the original Option.

6.4    Loans. The Committee may, in its sole discretion, approve the extension of a loan by the Company to a Participant who is an Employee to assist the Participant in paying the exercise price or purchase price of an Award; provided, however, that no loan shall be permitted if the extension of such loan would violate any provision of applicable law. Any loan will be made upon such terms and conditions as the Committee shall determine.

ARTICLE VII. OPTIONS

7.1    General. Awards may be granted in the form of Options that may be Incentive Stock Options or Nonqualified Stock Options, or a combination of both; provided, however, that Incentive Stock Options may be granted only to Employees.

7.2    Terms and Conditions of Options. An Option shall be exercisable in whole or in such installments and at such times as may be determined by the Committee. The price at which a share of Common Stock may be purchased upon exercise of an Option shall be determined by the Committee, but such exercise price shall not be less than 100% of the Fair Market Value per share of Common Stock on the Grant Date unless the Option was granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who became Employees as a result of a merger, consolidation, acquisition, or other corporate transaction involving the Company. Except as otherwise provided in Section 7.3, the term of each Option shall be as specified by the Committee; provided, however, that no Options shall be exercisable later than ten years after the Grant Date. Options may be granted with respect to Restricted Stock or shares of Common Stock that are not Restricted Stock, as determined by the Committee in its sole discretion.

7.3    Restrictions Relating to Incentive Stock Options. Options granted in the form of Incentive Stock Options shall, in addition to being subject to the terms and conditions of Section 7.2, comply with section 422(b) of the Code. Accordingly, no Incentive Stock Options shall be granted later than ten years after the date of adoption of the Plan by the Board. To the extent the aggregate Fair Market Value (determined as of the times the respective Incentive Stock Options are granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of NMG and its Affiliates exceeds $100,000, such excess Incentive Stock Options shall be treated as options that do not constitute Incentive Stock Options. The Committee shall determine, in accordance with the applicable provisions of the Code, which of a Participant's Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Participant of such determination as soon as practicable after such determination. The price at which a share of Common Stock may be purchased upon exercise of an Incentive Stock Option shall be determined by the Committee, but such exercise price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Grant Date. No Incentive Stock Option shall be granted to an Employee under the Plan if, at the time such Option is granted, such Employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of NMG or an Affiliate, within the meaning of section 422(b)(6) of the Code, unless (i) on the Grant Date of such Option, the exercise price of such Option is at least 110% of the Fair Market Value of the Common Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the Grant Date of the Option.

7.4    Additional Terms and Conditions. The Committee shall determine the time or times at which an Option will vest and become exercisable. Except as provided in Article XIII, Options shall not vest in whole or in part sooner than one year after the Grant Date unless:

    (a)    the Option was granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who became Employees as a result of a merger, consolidation, acquisition or other corporate transaction involving the Company, or

(b) the Option was granted to a Participant as an inducement to become an Employee.

At the time of an Award of an Option, the Committee may, in its sole discretion, prescribe additional terms, conditions, restrictions and limitations applicable to the Option, including without limitation rules pertaining to the termination of employment or service (by reason of death, permanent and total disability, or otherwise) of a Participant prior to exercise of the Option, as it determines are necessary or appropriate, provided they are not inconsistent with the Plan.

7.5    Exercise of Options.

    (a)    Subject to the terms and conditions of the Plan, Options shall be exercised by the delivery of a written notice of exercise to NMG, setting forth the number of whole shares of Common Stock with respect to which the Option is to be exercised, accompanied by full payment for such shares.

    (b)    Upon exercise of an Option, the exercise price of the Option shall be payable to NMG in full either: (i) in cash or an equivalent acceptable to the Committee, or (ii) in the sole discretion of the Committee and in accordance with any applicable administrative guidelines established by the Committee, by tendering one or more previously acquired nonforfeitable, unrestricted shares of Common Stock that have been held by the Participant for at least six months having an aggregate Fair Market Value at the time of exercise equal to the total exercise price, or (iii) in a combination of the forms of payment specified in clauses (i) and (ii) above.

    (c)    As soon as reasonably practicable after receipt of written notification of exercise of an Option and full payment of the exercise price and any required withholding taxes, NMG shall (i) deliver to the Participant, in the Participant's name or the name of the Participant's designee, a stock certificate or certificates in an appropriate aggregate amount based upon the number of shares of Common Stock purchased under the Option, or (ii) cause to be issued in the Participant's name or the name of the Participant's designee, in book-entry form, an appropriate number of shares of Common Stock based upon the number of shares purchased under the Option.

ARTICLE VIII. STOCK APPRECIATION RIGHTS

8.1    General. The Committee may grant Awards in the form of SARs in such numbers and at such times as it shall determine. SARs shall vest and be exercisable in whole or in such installments and at such times as may be determined by the Committee. Except as provided in Article XIII, SARs shall not vest in whole or in part sooner than one year after the Grant Date unless:

    (a)    the SARs were granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who became Employees as a result of a merger, consolidation, acquisition or other corporate transaction involving the Company, or

(b) the SARs were granted to a Participant as an inducement to become an Employee.

The price at which SARs may be exercised shall be determined by the Committee but shall not be less than 100% of the Fair Market Value per share of Common Stock on the Grant Date unless the SARs were granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who became Employees as a result of a merger, consolidation, acquisition, or other corporate transaction involving the Company. The term of each SAR shall be as specified by the Committee; provided, however, that no SARs shall be exercisable later than ten years after the Grant Date. At the time of an Award of SARs, the Committee may, in its sole discretion, prescribe additional terms, conditions, restrictions and limitations applicable to the SARs, including without limitation rules pertaining to the termination of employment or service (by reason of death, permanent and total disability, or otherwise) of a Participant prior to exercise of the SARs, as it determines are necessary or appropriate, provided they are not inconsistent with the Plan.

8.2    Exercise of SARs. SARs shall be exercised by the delivery of a written notice of exercise to NMG, setting forth the number of whole shares of Common Stock with respect to which the Award is being exercised. Upon the exercise of SARs, the Participant shall be entitled to receive an amount equal to the excess of the aggregate Fair Market Value of the shares of Common Stock with respect to which the Award is exercised (determined as of the date of such exercise) over the aggregate exercise price of such shares. Such amount shall be payable to the Participant in cash or in shares of Common Stock, as provided in the Award Agreement.

ARTICLE IX. RESTRICTED STOCK

9.1    General. Awards may be granted in the form of Restricted Stock in such numbers and at such times as the Committee shall determine. The Committee shall impose such terms, conditions and restrictions on Restricted Stock as it may deem advisable, including without limitation providing for vesting upon the achievement of specified performance goals pursuant to a Performance Award and restrictions under applicable Federal or state securities laws. A Participant shall not be required to make any payment for Restricted Stock unless required by the Committee pursuant to Section 9.2.

9.2    Purchased Restricted Stock and Matching Restricted Stock. The Committee may in its sole discretion require a Participant to pay a stipulated purchase price for each share of Restricted Stock ("Purchased Restricted Stock"); provided, however, that such purchase price may not be less than 50% of the Fair Market Value of the Common Stock on the Grant Date. Alternatively, the Committee may require a Participant to purchase at Fair Market Value, and retain at all times during the Restricted Period, a specified number of shares of Common Stock in order to receive an equal number of shares of Restricted Stock ("Matching Restricted Stock"). In the case of any shares of Common Stock purchased with respect to an Award of Matching Restricted Stock, the Participant may be required to deposit the certificates evidencing the purchased shares of Common Stock with NMG during the Restricted Period.

9.3    Restricted Period. At the time an Award of Restricted Stock is granted, the Committee shall establish a Restricted Period applicable to such Restricted Stock. Each Award of Restricted Stock may have a different Restricted Period in the sole discretion of the Committee; provided, however, that the Restricted Period shall be for a minimum of three years unless the Restricted Stock is subject to specified performance goals as part of a Performance Award, or was granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who became Employees as a result of a merger, consolidation, acquisition, or other corporate transaction involving the Company, or as an inducement to become an Employee, or as payment of previously earned compensation.

9.4    Other Terms and Conditions. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. Restricted Stock awarded to a Participant under the Plan shall be registered in the name of the Participant or, at the option of NMG, in the name of a nominee of NMG, and shall be issued in book-entry form or represented by a stock certificate. Subject to the terms and conditions of the Award Agreement, a Participant to whom Restricted Stock has been awarded shall have the right to receive dividends thereon during the Restricted Period, to vote the Restricted Stock and to enjoy all other stockholder rights with respect thereto, except that (i) NMG shall retain custody of any certificates evidencing the Restricted Stock during the Restricted Period, and (ii) the Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Restricted Stock during the Restricted Period. A breach of the terms and conditions established by the Committee pursuant to the Award of the Restricted Stock may result in a forfeiture of the Restricted Stock. At the time of an Award of Restricted Stock, the Committee may, in its sole discretion, prescribe additional terms, conditions, restrictions and limitations applicable to the Restricted Stock, including without limitation rules pertaining to the termination of employment or service (by reason of death, permanent and total disability, or otherwise) of a Participant prior to expiration of the Restricted Period.

9.5    Miscellaneous. Nothing in this Article shall prohibit the exchange of shares of Restricted Stock pursuant to a plan of merger or reorganization for stock or other securities of NMG or another corporation that is a party to the reorganization, provided that the stock or securities so received in exchange for shares of Restricted Stock shall, except as provided in Article XIII, become subject to the restrictions applicable to such Restricted Stock. Any shares of Common Stock received as a result of a stock split or stock dividend with respect to shares of Restricted Stock shall also become subject to the restrictions applicable to such Restricted Stock.

ARTICLE X. RESTRICTED STOCK UNITS

10.1     General. Awards may be granted in the form of Restricted Stock Units in such numbers and at such times as the Committee shall determine. The Committee shall impose such terms, conditions and restrictions on Restricted Stock Units as it may deem advisable, including without limitation prescribing the period over which and the conditions upon which a Restricted Stock Unit may become vested or be forfeited, and providing for vesting upon the achievement of specified performance goals pursuant to a Performance Award. Upon the lapse of restrictions with respect to each Restricted Stock Unit, the Participant shall be entitled to receive from the Company one share of Common Stock or an amount of cash equal to the Fair Market Value of one share of Common Stock, as provided in the Award Agreement. A Participant shall not be required to make any payment for Restricted Stock Units unless required by the Committee pursuant to Section 10.2.

10.2     Purchased Restricted Stock Units and Matching Restricted Stock Units. The Committee may in its sole discretion require a Participant to pay a stipulated purchase price for each Restricted Stock Unit ("Purchased Restricted Stock Unit"); provided, however, that such purchase price may not be less than 50% of the Fair Market Value of the Common Stock on the Grant Date. Alternatively, the Committee may require a Participant to purchase at Fair Market Value, and retain at all times during the Restricted Period, a specified number of shares of Common Stock in order to receive an equal number of Restricted Stock Units ("Matching Restricted Stock Units"). In the case of any shares of Common Stock purchased with respect to an Award of Matching Restricted Stock Units, the Participant may be required to deposit the certificates evidencing the purchased shares of Common Stock with NMG during the Restricted Period.

10.3    Restricted Period. At the time an Award of Restricted Stock Units is granted, the Committee shall establish a Restricted Period applicable to such Restricted Stock Units. Each Award of Restricted Stock Units may have a different Restricted Period in the sole discretion of the Committee; provided, however, that the Restricted Period shall be for a minimum of three years unless the Restricted Stock Units are subject to specified performance goals as part of a Performance Award, or were granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who became Employees as a result of a merger, consolidation, acquisition or other corporate transaction involving the Company, or as an inducement to become an Employee, or as payment of previously earned compensation.

10.4    Cash Dividend Rights and Dividend Unit Rights. To the extent provided by the Committee in its sole discretion, a grant of Restricted Stock Units may include a tandem Cash Dividend Right or Dividend Unit Right grant. A grant of Cash Dividend Rights may provide that such Cash Dividend Rights shall be paid directly to the Participant at the time of payment of related dividend, be credited to a bookkeeping account subject to the same vesting and payment provisions as the tandem Award (with or without interest in the sole discretion of the Committee), or be subject to such other provisions or restrictions as determined by the Committee in its sole discretion. A grant of Dividend Unit Rights may provide that such Dividend Unit Rights shall be subject to the same vesting and payment provisions as the tandem Award or be subject to such other provisions and restrictions as determined by the Committee in its sole discretion.

10.5    Other Terms and Conditions. At the time of an Award of Restricted Stock Units, the Committee may, in its sole discretion, prescribe additional terms, conditions, restrictions and limitations applicable to the Restricted Stock Units, including without limitation rules pertaining to the termination of employment or service (by reason of death, permanent and total disability, or otherwise) of a Participant prior to expiration of the Restricted Period.

ARTICLE XI. PERFORMANCE AWARDS

11.1    General. Awards may be granted in the form of Performance Awards that may be payable in the form of cash, shares of Common Stock, or a combination of both, in such amounts and at such times as the Committee shall determine. Performance Awards shall be conditioned upon the level of achievement of one or more stated performance goals over a specified performance period that shall not be shorter than one year. Performance Awards may be combined with other Awards to impose performance criteria as part of the terms of such other Awards.

11.2    Terms and Conditions. Each Award Agreement embodying a Performance Award shall set forth (i) the amount, including a target and maximum amount if applicable, a Participant may earn in the form of cash or shares of Common Stock or a formula for determining such amount, (ii) the performance criteria and level of achievement versus such criteria that shall determine the amount payable or number of shares of Common Stock to be granted, issued, retained and/or vested, (iii) the performance period over which performance is to be measured, (iv) the timing of any payments to be made, (v) restrictions on the transferability of the Award, and (vi) such other terms and conditions as the Committee may determine that are not inconsistent with the Plan.

11.3    Code Section 162(m) Requirements. The Committee shall determine in its sole discretion whether all or any portion of a Performance Award shall be intended to satisfy the requirements for "performance-based compensation" under section 162(m) of the Code (the "162(m) Requirements"). The performance criteria for any Performance Award that is intended to satisfy the 162(m) Requirements shall be established in writing by the Committee based on one or more performance goals as set forth in Section 11.4 not later than 90 days after commencement of the performance period with respect to such Award, provided that the outcome of the performance in respect of the goals remains substantially uncertain as of such time. The maximum amount that may be paid in cash pursuant to Performance Awards granted to a Participant with respect to a Fiscal Year that are intended to satisfy the 162(m) Requirements is $2,000,000; provided, however, that such maximum amount with respect to a Performance Award that provides for a performance period longer than one Fiscal Year shall be the foregoing limit multiplied by the number of full Fiscal Years in the performance period. At the time of the grant of a Performance Award and to the extent permitted under Code section 162(m) and regulations thereunder for a Performance Award intended to satisfy the 162(m) Requirements, the Committee may provide for the manner in which the performance goals will be measured in light of specified corporate transactions, extraordinary events, accounting changes and other similar occurrences.

11.4    Performance Goals. The performance measure(s) to be used for purposes of Performance Awards may be described in terms of objectives that are related to the individual Participant or objectives that are Company-wide or related to a subsidiary, division, department, region, function or business unit of the Company in which the Participant is employed or with respect to which the Participant performs services, and may consist of one or more or any combination of the following criteria: (i) earnings or earnings per share (whether on a pre-tax, after-tax, operational or other basis), (ii) return on equity, (iii) return on assets, (iv) revenues, (v) sales, (vi) expenses or expense levels, (vii) one or more operating ratios, (viii) stock price, (ix) stockholder return, (x) market share, (xi) cash flow, (xii) inventory levels, inventory turn or shrinkage, (xiii) capital expenditures, (xiv) net borrowing, debt leverage levels, credit quality or debt ratings, (xv) the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions, (xvi) net asset value per share, and (xvii) economic value added. The performance goals based on these performance measures may be made relative to the performance of other business entities.

11.5    Certification and Negative Discretion. Prior to the payment of any compensation pursuant to a Performance Award that is intended to satisfy the 162(m) Requirements, the Committee shall certify the extent to which the performance goals and other material terms of the Award have been achieved or satisfied. The Committee in its sole discretion shall have the authority to reduce, but not to increase, the amount payable and the number of shares to be granted, issued, retained or vested pursuant to a Performance Award.

ARTICLE XII. OTHER INCENTIVE AWARDS

    Other Incentive Awards may be granted in such amounts, upon such terms and at such times as the Committee shall determine. Other Incentive Awards may be granted based upon, payable in or otherwise related to, in whole or in part, shares of Common Stock if the Committee, in its sole discretion, determines that such Other Incentive Awards are consistent with the purposes of the Plan. Each grant of an Other Incentive Award shall be evidenced by an Award Agreement that shall specify the amount of the Other Incentive Award and the terms, conditions, restrictions and limitations applicable to such Award. Payment of Other Incentive Awards shall be made at such times and in such form, which may be cash, shares of Common Stock or other property (or a combination thereof), as established by the Committee, subject to the terms of the Plan.

ARTICLE XIII. CHANGE OF CONTROL

    Except as provided otherwise below in this Article or in an Award Agreement at the time an Award is granted, notwithstanding anything to the contrary in this Plan, upon any Change of Control, any time periods, conditions or contingencies relating to the exercise or realization of, or lapse of restrictions under, any Award shall be automatically accelerated or waived so that:
(a) if no exercise of the Award is required, the Award may be realized in full at the time of the occurrence of the Change of Control (the "Change Effective Time"), or

    (b)    if exercise of the Award is required, the Award may be exercised at the Change Effective Time, provided, however, that in the case of the events described in clauses (i) and (iv) of the definition of a Change of Control in this Plan, each Award requiring exercise that is not exercised at the Change Effective Time shall lapse and all rights thereunder shall be forfeited immediately after the Change Effective Time if the Participant holding such Award has received written notice at least 15 days prior to the Change Effective Time of his right to exercise the Award at the Change Effective Time;

provided, however, that in the event all outstanding Awards are replaced as of the Change Effective Time by comparable types of awards of greater or at least substantially equivalent value, as determined by the Committee in its sole discretion, no such automatic acceleration or waiver (and corresponding lapse and forfeiture of Awards as provided in (b) above) shall occur except to the extent the Committee, in its sole discretion, provides for such acceleration, waiver, lapse or forfeiture with respect to any Award or unless such acceleration, waiver, lapse or forfeiture is expressly provided for in connection with such replacement.

ARTICLE XIV. AMENDMENT AND TERMINATION

    14.1    Plan Amendment and Termination. The Board may at any time suspend, terminate, amend or modify the Plan, in whole or in part; provided, however, that no amendment or modification of the Plan shall become effective without the approval of such amendment or modification by a majority of the stockholders of NMG if (i) such amendment or modification increases the maximum number of shares subject to the Plan (except as provided in Article IV) or changes the designation or class of persons eligible to receive Awards under the Plan, or (ii) counsel for NMG determines that such approval is otherwise required by or necessary to comply with applicable law. Upon termination of the Plan, the terms and provisions of the Plan shall, notwithstanding such termination, continue to apply to Awards granted prior to such termination. No suspension, termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the consent of the Participant (or the Permitted Transferee) holding such Award.

14.2    Award Amendment and Cancellation. The Committee may amend the terms of any outstanding Award granted pursuant to the Plan, but no such amendment shall adversely affect in any material way the Participant's (or a Permitted Transferee's) rights under an outstanding Award without the consent of the Participant (or the Permitted Transferee) holding such Award.

14.3    Performance-Based Compensation. In the case of an outstanding Award intended to be eligible for the performance-based compensation exemption under section 162(m) of the Code, the Committee shall not, without the approval of a majority of the stockholders of NMG, amend the Plan or the Award in a manner that would adversely affect the Award's continued eligibility for the performance-based compensation exemption under section 162(m) of the Code.

ARTICLE XV. MISCELLANEOUS

15.1     Award Agreements. After the Committee grants an Award under the Plan to a Participant, NMG and the Participant shall enter into an Award Agreement setting forth the terms, conditions, restrictions and limitations applicable to the Award and such other matters as the Committee may determine to be appropriate. The terms and provisions of the respective Award Agreements need not be identical. All Award Agreements shall be subject to the provisions of the Plan, and in the event of any conflict between an Award Agreement and the Plan, the terms of the Plan shall govern.

    15.2    Listing; Suspension.

    (a)    As long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issuance of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. NMG shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or other Award with respect to such shares shall be suspended until such listing has been effected.

    (b)    If at any time counsel to NMG or its Affiliates shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on NMG or its Affiliates under the laws of any applicable jurisdiction, NMG or its Affiliates shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise, with respect to shares of Common Stock or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on NMG or its Affiliates.

    (c)    Upon termination of any period of suspension under this Section, any Award affected by such suspension that shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares that would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award unless otherwise determined by the Committee in its sole discretion.

15.3    Additional Conditions. Notwithstanding anything in the Plan to the contrary: (i) the Committee may, if it shall determine it necessary or desirable in its sole discretion, at the time of grant of any Award or the issuance of any shares of Common Stock pursuant to any Award, require the recipient of the Award or such shares of Common Stock, as a condition to the receipt thereof, to deliver to NMG a written representation of present intention to acquire the Award or such shares of Common Stock for his own account for investment and not for distribution, (ii) the certificate for shares of Common Stock issued to a Participant may include any legend that the Committee deems appropriate to reflect any restrictions on transfer, and (iii) all certificates for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which the Common Stock is then listed or quoted, any applicable federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

15.4    Transferability. No Award shall be subject to execution, attachment or similar process. No Award of Incentive Stock Options or Restricted Stock during its Restricted Period may be sold, transferred, pledged, exchanged, hypothecated or otherwise disposed of, other than by will or pursuant to the applicable laws of descent and distribution. If provided in the Award Agreement, all other Awards may be transferred by a Participant to a Permitted Transferee. Any attempted sale, transfer, pledge, exchange, hypothecation or other disposition of an Award not specifically permitted by the Plan or the Award Agreement shall be null and void and without effect. All Awards granted to a Participant shall be exercisable during his lifetime only by such Participant, or if applicable, a Permitted Transferee; provided, however, that in the event of a Participant's legal incapacity, an Award may be exercised by his guardian or legal representative. For purposes of the Plan, "Permitted Transferee" means (i) a member of a Participant's immediate family, (ii) any person sharing the Participant's household (other than a tenant or employee of the Participant), (iii) trusts in which a person listed in (i) or (ii) above has more than 50% of the beneficial interest, (iv) a foundation in which the Participant or a person listed in (i) or (ii) above controls the management of assets, (v) any other entity in which the Participant or a person listed in (i) or (ii) above owns more than 50% of the voting interests, provided that in the case of the preceding clauses (i) through (v), no consideration is provided for the transfer, and (vi) any transferee permitted under applicable securities and tax laws as determined by counsel to NMG. In determining whether a person is a "Permitted Transferee," immediate family members shall include a Participant's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships.

15.5    Withholding Taxes. The Company shall be entitled to deduct from any payment made under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment, may require the Participant to pay to the Company such withholding taxes prior to and as a condition of the making of any payment or the issuance or delivery of any shares of Common Stock under the Plan, and shall be entitled to deduct from any other compensation payable to the Participant any withholding obligations with respect to Awards. In accordance with any applicable administrative guidelines it establishes, the Committee may allow a Participant to pay the amount of taxes required by law to be withheld from or with respect to an Award by (i) withholding shares of Common Stock from any payment of Common Stock due as a result of such Award, or (ii) permitting the Participant to deliver to the Company previously acquired shares of Common Stock, in each case having an aggregate Fair Market Value equal to the amount of such required withholding taxes. No payment shall be made and no shares of Common Stock shall be issued pursuant to any Award unless and until the applicable tax withholding obligations have been satisfied.

15.6    No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award granted hereunder, provided that the Committee in its sole discretion may round fractional shares down to the nearest whole share or settle fractional shares in cash.

15.7    Notices. All notices required or permitted to be given or made under the Plan or pursuant to any Award Agreement (unless provided otherwise in such Award Agreement) shall be in writing and shall be deemed to have been duly given or made if (i) delivered personally, (ii) transmitted by first class registered or certified United States mail, postage prepaid, return receipt requested, (iii) sent by prepaid overnight courier service, or (iv) sent by telecopy or facsimile transmission, with confirmation receipt, to the person who is to receive it at the address that such person has theretofore specified by written notice delivered in accordance herewith. Such notices shall be effective (i) if delivered personally or sent by courier service, upon actual receipt by the intended recipient, (ii) if mailed, upon the earlier of five days after deposit in the mail or the date of delivery as shown by the return receipt therefor, or (iii) if sent by telecopy or facsimile transmission, when the answer back is received. NMG or a Participant may change, at any time and from time to time, by written notice to the other, the address that it or such Participant had theretofore specified for receiving notices. Until such address is changed in accordance herewith, notices hereunder or under an Award Agreement shall be delivered or sent (i) to a Participant at his address as set forth in the records of the Company or (ii) to NMG at the principal executive offices of NMG clearly marked "Attention: General Counsel."

15.8    Binding Effect. The obligations of NMG under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of NMG, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of NMG. The terms and conditions of the Plan shall be binding upon each Participant and his Permitted Transferees, heirs, legatees, distributees and legal representatives.

15.9    Severability. If any provision of the Plan or any Award Agreement is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan or such agreement, as the case may be, but such provision shall be fully severable and the Plan or such agreement, as the case may be, shall be construed and enforced as if the illegal or invalid provision had never been included herein or therein.

15.10    No Restriction of Corporate Action. Nothing contained in the Plan shall be construed to prevent NMG or any Affiliate from taking any corporate action (including any corporate action to suspend, terminate, amend or modify the Plan) that is deemed by NMG or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Awards made or to be made under the Plan. No Participant or other person shall have any claim against NMG or any Affiliate as a result of such action.

15.11    Governing Law. The Plan shall be governed by and construed in accordance with the internal laws (and not the principles relating to conflicts of laws) of the State of Texas except as superseded by applicable federal law.

15.12    No Right, Title or Interest in Company Assets. No Participant shall have any rights as a stockholder of NMG as a result of participation in the Plan until the date of issuance of Common Stock in his name and, in the case of Restricted Stock, unless and until such rights are granted to the Participant pursuant to the Plan. To the extent any person acquires a right to receive payments from the Company under the Plan, such rights shall be no greater than the rights of an unsecured general creditor of the Company, and such person shall not have any rights in or against any specific assets of the Company. All Awards shall be unfunded.

15.13    Risk of Participation. Nothing contained in the Plan shall be construed either as a guarantee by NMG or the Affiliates, or their respective stockholders, directors, officers or employees, of the value of any assets of the Plan or as an agreement by NMG or the Affiliates, or their respective stockholders, directors, officers or employees, to indemnify anyone for any losses, damages, costs or expenses resulting from participation in the Plan.

15.14    No Guarantee of Tax Consequences. No person connected with the Plan in any capacity, including without limitation NMG and the Affiliates and their respective directors, officers, agents and employees, makes any representation, commitment or guarantee that any tax treatment, including without limitation federal, state and local income, estate and gift tax treatment, will be applicable with respect to any Awards or payments thereunder made to or for the benefit of a Participant under the Plan or that such tax treatment will apply to or be available to a Participant on account of participation in the Plan.

15.15    Continued Employment or Service. Nothing contained in the Plan or in any Award Agreement shall confer upon any Participant the right to continue in the employ or service of the Company, or interfere in any way with the rights of the Company to terminate a Participant's employment or service at any time, with or without cause. The loss of existing or potential profit in Awards will not constitute an element of damages in the event of termination of employment or service for any reason, even if the termination is in violation of an obligation of NMG or an Affiliate to the Participant.

15.16   Miscellaneous. Headings are given to the articles and sections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction of the Plan or any provisions hereof. The use of the masculine gender shall also include within its meaning the feminine. Wherever the context of the Plan dictates, the use of the singular shall also include within its meaning the plural, and vice versa.

    IN WITNESS WHEREOF, this Plan has been executed as of the Effective Date.

THE NEIMAN MARCUS GROUP, INC.

By:	/s/ Nelson A. Bangs

Nelson A. Bangs
Senior Vice President and General Counsel

CLASS A COMMON STOCK	PROXY	CLASS A COMMON STOCK

THE NEIMAN MARCUS GROUP, INC.
ANNUAL MEETING OF SHAREHOLDERS, JANUARY 14, 2005

Robert A. Smith, Brian J. Knez and Nelson A. Bangs, and each of them singly, each with power of substitution, are hereby authorized to represent and vote all shares of Class A Common Stock of the undersigned at the Annual Meeting of Shareholders of The Neiman Marcus Group, Inc. to be held at the Marriott Boston Newton Hotel, 2345 Commonwealth Avenue, Newton, Massachusetts 02466, on Friday, January 14, 2005, at 8:00 a.m. and at any adjournments or postponements thereof. The undersigned hereby revokes any Proxy previously given and acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, dated November 22, 2004, and a copy of the Annual Report for the year ended July 31, 2004.

The shares represented by this Proxy will be voted as directed by the undersigned. The Board of Directors of The Neiman Marcus Group, Inc. recommends a vote FOR proposals 2 and 3, and AGAINST proposal 4. If this Proxy is signed and returned and does not specify a vote on any proposal, the Proxy will be voted in accordance with the recommendations of the Board of Directors.

(SEE REVERSE SIDE TO CAST VOTE)
CONTINUED, AND TO BE SIGNED ON REVERSE SIDE
Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

This proxy is solicited by the Board of Directors	Please mark you votes as [ X ] indicated in this example
1. Election of Director. No Class A Directors are to be	The Board of Directors recommends a vote FOR proposal 3.
Elected.

The Board of Directors recommends a vote FOR proposal 2. 2. Approval of the appointment of Deloitte & Touche LLP as the independent auditors of the Company for the current fiscal year.	2. Approval of The Neiman Marcus Group, Inc. 2005 Stock Incentive Plan. FOR AGAINST ABSTAIN [ ] [ ] [ ]
FOR AGAINST ABSTAIN [ ] [ ] [ ]	The Board of Directors recommends a vote AGAINST proposal 4.

4. Approval of Shareholder proposal concerning cumulative voting. FOR AGAINST ABSTAIN [ ] [ ] [ ]
MARK HERE IF YOU PLAN TO ATTEND [ ] THE MEETING
For joint accounts, each owner should sign. Executors, Administrators, Trustees, etc. should give full title.

Signature:____________________ Date: ________ Signature: ___________________Date:________

FOLD AND DETACH HERE

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the business day prior to annual meeting day.

Your internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.
Internet http://www.eproxy.com/nmg		Telephone 1-800-435-6710		Mail

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mark, sign an date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement
on the Internet at www.eproxyvote.com/nmg

CLASS B COMMON STOCK	PROXY	CLASS B COMMON STOCK

THE NEIMAN MARCUS GROUP, INC.
ANNUAL MEETING OF SHAREHOLDERS, JANUARY 16, 2004

Robert A. Smith, Brian J. Knez and Nelson A. Bangs, and each of them singly, each with power of substitution, are hereby authorized to represent and vote all shares of Class B Common Stock of the undersigned at the Annual Meeting of Shareholders of The Neiman Marcus Group, Inc. to be held at the Marriott Boston Newton Hotel, 2345 Commonwealth Avenue, Newton, Massachusetts 02466, on Friday, January 14, 2005, at 8:00 a.m. and at any adjournments or postponements thereof. The undersigned hereby revokes any Proxy previously given and acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, dated November 22, 2004, and a copy of the Annual Report for the year ended July 31, 2004.

The shares represented by this Proxy will be voted as directed by the undersigned. The Board of Directors of The Neiman Marcus Group, Inc. recommends a vote FOR the nominees set forth on the reverse side, FOR proposals 2 and 3, and AGAINST proposal 4. If this Proxy is signed and returned and does not specify a vote on any proposal, the Proxy will be voted in accordance with the recommendations of the Board of Directors.

(SEE REVERSE SIDE TO CAST VOTE)
CONTINUED, AND TO BE SIGNED ON REVERSE SIDE
Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

This proxy is solicited by the Board of Directors	Please mark your votes as [ X ] indicated in this example.
1. Election of Class B Directors. Nominees (01) Walter J. Salmon (02) Matina S. Horner	The Board of Directors recommends a vote FOR proposal 3.
(03) Brian J. Knez
(04) Carl Sewell ---------------------------------------------------------- For all nominees except as noted above The Board of Directors recommends a vote FOR proposal 2.	3. Approval of The Neiman Marcus Group, Inc. 2005 Stock Incentive Plan. FOR AGAINST ABSTAIN [ ] [ ] [ ]
2. Approval of the appointment of Deloitte & Touche LLP as the independent auditors of the Company for the current fiscal year	The Board of Directors recommends a vote AGAINST proposal 4.

FOR AGAINST ABSTAIN [ ] [ ] [ ]	4. Approval of Shareholder proposal concerning cumulative voting. FOR AGAINST ABSTAIN [ ] [ ] [ ]
MARK HERE IF YOU PLAN TO ATTEND [ ] THE MEETING.
For joint accounts, each owner should sign. Executors, Administrators, Trustees, etc. should give full title.

Signature:____________________ Date: ________ Signature: ___________________Date:________

FOLD AND DETACH HERE

Vote by Internet or Telephone or Mail
24 Hours a Days, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the business day prior to annual meeting day.

Your internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.
Internet http://www.eproxy.com/nmg		Telephone 1-800-435-6710		Mail

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mark, sign an date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement
on the Internet at www.eproxyvote.com/nmg

CONFIDENTIAL VOTING INSTRUCTIONS
TO: FIDELITY MANAGEMENT TRUST COMPANY
AS TRUSTEE UNDER
THE NEIMAN MARCUS GROUP, INC.
EMPLOYEE SAVINGS PLAN
WITH RESPECT TO THE ANNUAL MEETING OF SHAREHOLDERS OF
THE NEIMAN MARCUS GROUP, INC.

Robert A. Smith, Brian J. Knez and Nelson A. Bangs, and each of them singly, each with power of substitution, are hereby authorized to represent and vote all shares of Class A Common Stock of the undersigned at the Annual Meeting of Shareholders of The Neiman Marcus Group, Inc. to be held at the Marriott Boston Newton Hotel, 2345 Commonwealth Avenue, Newton, Massachusetts 02466, on Friday, January 14, 2005, at 8:00 a.m. and at any adjournments or postponements thereof. The undersigned hereby revokes any instruction previously given and acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, dated November 22, 2004, and a copy of the Annual Report for the year ended July 31, 2004.

The shares represented by this Instruction Card will be voted by the Trustee as directed by the undersigned. Fidelity Management Trust Company makes no recommendations concerning your instructions. The Board of Directors of The Neiman Marcus Group, Inc. recommends a vote FOR proposals 2 and 3, and AGAINST proposal 4. If this Instruction Card is signed and returned and does not specify a vote on any proposal, the Instruction Card will be voted in accordance with the recommendations of the Board of Directors. If this Instruction Card is not received by January 10, 2005, the shares credited to your account will not be voted.

(SEE REVERSE SIDE TO CAST VOTE)
CONTINUED, AND TO BE SIGNED ON REVERSE SIDE
Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

FOLD AND DETACH HERE
This Instruction Card is solicited by the Plan Trustee.	Please mark your votes as [ X ] indicated in this example.
1. Election of Director. No Class A Directors are to be elected.	The Board of Directors recommends a vote FOR proposal 3.

The Board of Directors recommends a vote FOR proposal 2. 2. Approval of the appointment of Deloitte & Touche LLP as the independent auditors of the Company for the current fiscal year.	3. Approval of The Neiman Marcus Group, Inc. 2005 Stock Incentive Plan. FOR AGAINST ABSTAIN [ ] [ ] [ ]
FOR AGAINST ABSTAIN [ ] [ ] [ ]	The Board of Directors recommends a vote AGAINST proposal 4.

3. Approval of Shareholder proposal concerning cumulative voting. FOR AGAINST ABSTAIN [ ] [ ] [ ]
MARK HERE IF YOU PLAN TO ATTEND [ ] THE MEETING.
For joint accounts, each owner should sign. Executors, Administrators, Trustees, etc. should give full title.

Signature:____________________ Date: ________ Signature: ___________________Date:________

FOLD AND DETACH HERE

Vote by Internet or Telephone or Mail
24 Hours a Days, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the business day prior to annual meeting day.

Your internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.
Internet http://www.eproxy.com/nmg		Telephone 1-800-435-6710		Mail

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mark, sign an date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement
on the Internet at www.eproxyvote.com/nmg

FIDELITY MANAGEMENT TRUST COMPANY
TO:	Participants in The Neiman Marcus Group, Inc. Employee Savings Plan

FROM:	Fidelity Management Trust Company Trustee of the Employee Savings Plans

DATE:	November 22, 2004

As a participant in The Neiman Marcus Group, Inc. Employee Savings Plan, which owns shares of The Neiman Marcus Group, Inc., you are entitled to instruct the Trustee on how to vote the shares of The Neiman Marcus Group, Inc. Class A Common Stock in your account on matters scheduled to come before the Annual Meeting of Stockholders of The Neiman Marcus Group, Inc. to be held on Friday, January 14, 2005.

A proxy statement, voting instruction card and return envelope are enclosed. You may vote on the Internet, by telephone or by completing and mailing the enclosed voting instruction card. In order to exercise your right to direct the trustee with respect to shares of The Neiman Marcus Group, Inc. allocated to your account, you must vote your shares by January 10, 2005 using one of the above methods. If your shares are not voted by January 10, 2005, your shares will not be voted.

If you own shares of The Neiman Marcus Group, Inc. outside of the Employee Savings Plan, you will receive similar materials for those shares in a separate mailing. Please vote all shares separately if you wish to fully participate in the matters being submitted to the stockholders of The Neiman Marcus Group, Inc.

Enclosures